UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

SEMI-ANNUAL

REPORT

November 30, 2016

BFS Equity Fund

BFS Equity Fund

Letter to Shareholders

Dear Fellow Shareholders,

Greetings in the New Year! This report covers the six-month period June 1, 2016 through November 30, 2016.

At the beginning of its fiscal year, the BFS Equity Fund (the “Fund”) had net assets of $23.9 million. During the course of the last six months, the net assets of the Fund increased 3.3% to $24.7 million as of November 30, 2016. This growth was driven by both inflows from investors into the Fund as well as by the modest positive investment returns achieved by the Fund over the last six months. As of November 30, 2016, there were approximately 544 investors in the Fund.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of November 30, 2016, as well as financial statements and detailed information about the performance and positioning of the Fund.

The S&P 500® Index (“S&P 500”) hit what was at the time an all-time high at 2,193.42 on August 23, 2016, but as the presidential race tightened amidst charges and counter-charges between the contenders, the S&P 500 sold off around 3% by the close of trading on November 7, 2016, the night before the election. As the returns came in and it began to look like Trump might win, the Dow Jones Industrial Average futures plunged over 800 points. Yet, when the stock market opened the next morning, the S&P 500 showed little change and then began to rise, confounding the predictions of many investors. Like most, we were surprised, believing that Trump’s unconventional behavior and threats on trade would cause many investors to sell. Instead, investors focused on the pro-business aspects of Trump’s platform including the possibility of tax reform, repatriation of billions of dollars of offshore funds by U.S. multi-nationals, and less regulation. As a result, a large, short-term gulf in performance swiftly opened between more stable businesses and more cyclical businesses, with value stocks outperforming growth stocks post-election. Between Election Day and November 30, 2016, the S&P 500 rose 2.95% bringing its total return for the six-month period to 6.01%. With strong weightings in industrials, financials, and value stocks, the Dow Jones Industrial Average ended the six-month period with an even better total return of 8.89%. The Fund achieved a positive total return of 2.94% for the six-month period ended November 30, 2016.

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Since the market’s close on Election Day, November 8, 2016, the S&P 500 has continued its upward trend. Investors are enthusiastic about President Trump’s plans to accelerate economic growth and create new jobs. Much of what we know of President Trump’s policies emanate from his ad hoc tweets on Twitter and, thus, it is difficult to state with any certainty his economic priorities but they appear to be the following:

•	Reform the tax code, including significantly decreasing individual and corporate tax rates

•	Enact policies which will encourage U.S. multi-nationals to repatriate hundreds of billions of U.S. dollars now in overseas banks

•	Plan and execute significant U.S. infrastructure spending

•	Cut regulation, including repealing many aspects of the Dodd-Frank Act

•	Repeal the Affordable Care Act, replacing it with a less costly, more efficient health care system

•	Renegotiate the North American Free Trade Agreement and halt Chinese infractions of World Trade Organization rules

•	Create millions of new manufacturing jobs, especially in the Rust Belt

This program represents an ambitious effort to increase economic growth. It is likely that President Trump will succeed in his efforts on the tax front, as Republicans hold both houses of Congress. It is also probable that the Trump administration will be able to roll back some regulations, which are perceived to hinder economic growth – especially in the banking and finance sector. However, in the areas of immigration and health care, change will be more difficult, as the nation continues to be evenly divided at the ballot box. The parts of President Trump’s program which deal with trade and bringing manufacturing jobs back to the U.S. are problematic and even potentially quite harmful. Damaging trade wars could result, leading to a serious recession and the loss of millions of jobs.

At the moment, a recession does not appear likely in 2017. During the third quarter of 2016, GDP growth bounced back to 3.5%. In 2016, 2.2 million jobs were created – while down from 2.7 million jobs created in 2015, it is still a positive sign. The consumer sector of the U.S economy, which accounts for more than 70% of GDP, appears to be in good shape. While the market is no longer inexpensive, it is not as overvalued as some might argue. We remain cautiously optimistic that there is a reasonable chance that the bull market can continue another year.

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In closing, it is important to reiterate our belief that our investment strategy of investing in quality growth stocks purchased with a risk-mitigating approach and positioned to provide a margin of safety in the case of economic or market weakness is effective over the longer term. Of the 36 companies which the Fund owned as of November 30, 2016, 28 pay dividends, and several are so-called “dividend aristocrats” – companies which have increased their dividend payouts annually for the past 25 years. We believe the Fund’s ownership of shares in quality companies with strong brands, good balance sheets, professional management, and robust cash flow should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Stephen L. Willcox

President

Bradley, Foster & Sargent, Inc.

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BFS Equity Fund

Portfolio Managers’ Letter

TO OUR SHAREHOLDERS

November 30, 2016 marks the third anniversary for the Fund. During this three year period, the Fund’s net asset value has increased from $10.00 to $11.89. For the six month period from June 1, 2016 to November 30, 2016, the Fund produced a total return of 2.94%. The S&P 500 produced a total return of 6.01% during this same period.

The Fund commenced operations in the mid to late stage of the recovery from the 2008 Financial Crisis. Understanding the market rally was well underway for this economic recovery cycle, the management team chose to ease the Fund into the market action by avoiding large sector or single stock bets and to build a portfolio we believe can perform solidly under all economic and market scenarios. Employing this initially conservative approach has resulted in less than benchmark performance during this three year period of rising stock prices. While we cannot forecast how the strategy will play out during market declines, preparing and positioning for those periods by staying disciplined about valuations is certainly part of our thinking.

While lagging the S&P 500 benchmark for the six month period, we continued to narrow down our portfolio of stocks to 36 with a focus on what we believe to be the best candidates for long term growth under both productive and adverse economic conditions. A portfolio of 36 names is more narrowly focused than many mutual funds, yet the diversity of the portfolio extends into all of the market sectors we see as currently attractive. The importance of maintaining a focus on a relatively short list of holdings is to ensure we understand each of the companies we own and how those business models and stock valuations are sustainable under multiple economic and market conditions. The Fund is widely held among the principals and families of Bradley, Foster & Sargent. Our interests are aligned with yours to see the Fund prosper on both an absolute and relative basis. For now, we are pleased to see our NAV rising and we look forward to seeing what we believe to be a portfolio of above average participants in the S&P 500 outperforming the rest of the pack over time.

Subsequent to our third year anniversary, the Morningstar mutual fund rating service initiated coverage of the Fund.

MARKET COMMENTARY

This six month period can be uniquely divided into five months of pre-election and one month of post-election profiles. Uncertainty abounded in the pre-election period notwithstanding the rising probability for a continuation of a Democratic presidency,

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with one set of likely winners and another set of losers among the market sectors. By the evening of the election with the surprising, if not shocking, Trump victory, those market participants still in the game from both sides of the political aisle likely fell off their chairs over in an effort to pull their cards from the table and to reassess what might happen next under an unorthodox populist agenda. As the dark horse candidate nosed ahead towards the finish line, futures plummeted by 800 points on the Dow Jones Industrial Index (“Dow”) and it looked to be a coming rout at the post-election day market opening bell. Remarkably, by the time the opening bell did sound at 9:30 a.m. post-election day, the decline in the futures evaporated and the market opened flat. Within two trading days, the Dow was off to a subsequent 2000 point rally. Within the indices, many of the pre-election winners became losers and many of the laggards raced to new highs. Specifically, Industrials and Financials became the new market darlings, while Healthcare, Consumer Staples and interest rate sensitive Utilities and Real Estate Investment Trusts (“REITs”) lost nearly all of their pre-election gains. The ten year U.S. Treasury leaped from approximately 1.5% to 2.5% and the bond market suffered sharp losses. The 35 year bull market for bonds is now likely history, in our opinion. The Goldman Sachs commodity index surged, with the index up for the 2016 year to date, as of late December, by 25%. Oil prices have doubled since their February 2016 lows. Natural gas is up 50% year to date. Industrial commodities rallied with copper up 22%. Gold, a victim of post-election U.S. dollar strength, rolled over with a 20+% decline. Post-election 2016 held enough surprises to upend almost every investors’ apple cart!

INVESTMENT STRATEGY

Despite the market’s recent confidence that new policy initiatives will drive GDP growth above the lethargic 2% pace of the past couple of years, we believe that the reality is that it may take more time and encounter more bumps in the road than the current consensus views. The Fed has clearly interpreted the dramatic improvement in labor markets as compelling evidence to moderate extremely accommodative monetary policy. The Fed notched up the Federal Funds rate by 25 basis points for the second time this cycle in December 2016. There is no escaping rising rates driving down bond prices, but rising rates present a headwind for equities as well. Higher rates correlate with lower equity multiples, providing a headwind for equities. Fundamentally, it will be earnings growth that drives stock prices higher from here. Lower corporate tax rates may help, but a stronger U.S. dollar may provide a counterpunch to that beneficial effect. Barring any changes to the tax code for now, we believe overall corporate profits may advance mid-single digits in 2017. Sectors with significant changes in underlying pricing like banking, energy and many basic materials may see double digit earnings growth. Many consumer

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packaged goods companies may only see low single digit growth, especially considering the stronger U.S. dollar.

We like companies that offer unique products and/or services. We have added two new names in the big data arena. The marketing data these companies provide, like Nielsen in the consumer goods and media industries, as well as Quintiles in the pharmaceuticals arena, is essential for producer companies to define, market, monitor and defend their products in global commerce. We continue with our allocations to double digit growth prospects, like Alphabet, Amazon, Facebook and Under Armour. In the cyclical growth category, we like Caterpillar, Deere, Delta and Mosaic. Beneficiaries of recent positive events include Chubb, given the synergy opportunities of the merger of the former Ace and Chubb insurance companies. We also like Mondelez’s opportunities to expand operating margins in the new efficiency frontier pioneered by private equity group 3G’s purchase of Heinz and Kraft. Among our best-of-breed holdings are Exxon, Schlumberger, Disney, Starbucks, J.P. Morgan, Microsoft and Zoetis. Core holdings that we like that operate in the relentless pursuit of lean manufacturing include Danaher, Fortive and United Technologies.

INVESTMENT COMMENTARY

As of the third quarter of 2016, S&P 500 profits showed positive year over year comparisons for the first time in five quarters. The sharp recovery in oil prices certainly aided the profitability of the Energy sector. The pre-election stabilization of the U.S. dollar helped reduce currency headwinds for U.S. exporters. With commodity prices up sharply, coupled with cycle low unemployment (sub 5%) and accelerating average hourly earnings, we believe the bottom in inflation is now probably behind us. Enhanced pricing power enabled by modestly accelerating inflation, as well as the potential for lower corporate taxes promised by the new administration, should drive continued positive earnings comparisons in both 2017 and 2018. The companies that can exploit these factors to accelerate their earnings growth will likely be the stock market winners, and our primary focus, going forward.

Industrials

Industrials were our largest absolute weighting at 20.0% in the Fund, almost double the 10.5% weighting for the S&P 500. Although the Fund’s Industrial sector’s return for the six month period lagged the S&P 500 Industrial sector modestly at +9.6% versus +12.2%, the sector was a very positive contributor to total return. Deere was our best performing industrial at +27.8%, followed closely by Raytheon at +16.6% and Caterpillar at +16.5%. Nielsen, which had been among our best performing industrials, reported a surprisingly

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soft third quarter and the stock’s return was down -18.2% for the six month period. We believe Nielsen has a virtually impenetrable moat in its marketing data for media and consumer packaged goods companies. The generous 2.9% dividend provides an attractive incentive to remain a loyal shareholder while discretionary spending picks up with the economy.

Technology

Technology was our second heaviest weighted sector at 18.6%, slightly lower than the S&P 500 Technology sector at 20.8%. Our Tech selections returned +4.3% over the past six months versus the S&P 500 Technology sector return of +9.4%. Amphenol, Apple and Microsoft provided solid returns of +16.8%, +11.9% and +15.2%, respectively. Cognizant at -17.8% and MasterCard at -2.4% had the largest negative returns. We maintain our holdings in still rapidly growing Alphabet (the Fund’s largest holding at 3.8% of the portfolio), Adobe and Facebook which provided returns of +3.6%, +3.4%, and -0.3% respectively. While their performances were modest during the six month period, their long term growth prospects remain robust.

Healthcare

We overweighted Healthcare in the Fund at 16.2% versus 13.7% for the S&P 500. Healthcare became a political football during the election process and the market behaved as if the sector would make no money for any investors. The Fund’s Healthcare sector performance of -0.1% was better than the S&P 500 decline of -2.8%. Danaher, IMS, Merck and Zoetis all provided solid mid-single digit returns, while Abbot Laboratories, Quintiles, Novartis and Thermo Fisher balanced the gains with offsetting declines. Given the current discounted valuations and continued growth prospects for both pharmaceutical and biotech stocks, we believe the sector will again return to above average market performance. We also like the non-pharma exposure to healthcare including Thermo Fisher’s dominance of life science equipment distribution, the diagnostic and medical device profiles of Abbott and Johnson & Johnson, and the dominant position in the animal health sector of Zoetis.

Consumer Discretionary

Also overweighted versus the S&P 500 was the Consumer Discretionary sector at 15.6% versus 12.3% for the S&P 500. We ran into a number of headwinds in our Consumer Discretionary holdings and our performance in the sector at -4.2% lagged the S&P 500 Consumer Discretionary sector, which returned +4.0%. Consumer Discretionary names proved vexing this period. The economy was sluggish, but improving in the later months. If some of the tax reduction proposals of the new administration are enacted, we believe

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consumers will have more disposable income in their pockets and discretionary spending will improve. We eked out small gains with Starbucks at +6.5% and Amazon at +3.8%. We suffered our worst loss with Under Armour at -18.4%. Under Armour is worth noting because the company continues on a 20+% growth course. We continue to accumulate the stock. Uncertainty about trade policies on foreign made goods hurt Under Armour and created negative returns for Nike (-8.8%) as well. We think both companies offer extraordinary global consumer franchises and will continue to thrive in almost any economic scenario. Disney is one of our largest positions in the Fund at 3.2% of the portfolio; however, it provided almost no return this period at +0.6%, but the Disney media franchise is one of the world’s strongest and we believe Disney will continue to garner a healthy share of global consumer spending.

Financials

Financials were the fifth largest sector weighting in the Fund at 12.8%, somewhat lower than the 14.6% weighting for the S&P 500. As bank stocks rocketed in the aftermath of the election, our underweighting and lagging performance of +9.4 versus the S&P 500 of +18.0% was one of the primary contributing factors to the Fund’s overall performance lagging the S&P 500 benchmark. J.P. Morgan drove our performance in the sector at +24.7%, followed by US Bancorp at +16.8% and American Express at +10.6%. Our biggest regret is not owning more of all three! Wells Fargo hurt our returns at -11.8%. The cross selling and consumer fraud discoveries at the company at least temporarily clocked the stock. While generally trying to avoid reactive selling to negative news, we had purchased Wells Fargo because of our confidence in management. These damaging management discoveries negated our investment thesis. When an investment thesis is negated, we sell the stock regardless of gain or loss. We sold our entire Wells Fargo position in August. A new addition to the Financial sector is Chubb. While the stock only produced a modest +2.2% gain in the period, we have high hopes that the Ace management team will bring new efficiencies and synergies to the Chubb franchise. Chubb is now the second largest holding in the Fund at 3.6% of the portfolio.

Energy

During a year in which oil prices ranged between $27 and $57 per barrel, the Energy sector proved volatile, but contributed positive returns as oil prices generally drifted higher as the year progressed. The Fund was somewhat underweighted at 6.6% versus the S&P 500 at 7.5%. The Fund’s return at +8.2% lagged the S&P 500 return of +11.2%. We are not surprised that our performance trailed the index during the period. For most of the period, we owned only two energy stocks: Exxon, which returned +0.2%, and

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Schlumberger, which returned +10.9%. We view both as best in class and consider them to be core holdings in the Energy sector, regardless of interim performance variances versus the benchmarks. Spectra Energy was our best performer at +13.4%, but after its takeover by Enbridge Energy, we saw little upside in the stock and sold the position in August.

Consumer Staples

Consumer Staples was a leading sector early in the year, but lost significant ground to the market post-election. Given still high relative values, we underweighted the sector at 4.4% versus the S&P 500 weighting of 9.3%. Returns were negative for the Fund at -5.8% and for the S&P 500, as well, at -2.8%. Pepsi was our best performer with a nominal return of only +1.1%. Mondelez was the worst at -6.5%. Interestingly, there had been shareholder activism to combine the two companies. While we see that as unlikely, we believe Mondelez has lagged the margin improvement evident in names like Kraft Heinz and we see Mondelez either driving itself in the enhanced margin direction or being driven by outside influences, such as activist shareholders, to improve margins.

Materials, Telecommunication Services, Utilities and REITs

The Fund had only a single holding across all of these sectors. Mosaic, a fertilizer manufacturer, drove performance of +7.4% for our Materials sector exposure. The S&P 500 Materials sector returned about the same at +7.5%. The managers of the Fund are of a mind that interest rates hit bottom in 2016 and will likely continue to rise in the coming years. The interest rate sensitivity of REITs, Utilities and Telecom, given their high dividend yields, was reason enough for the Fund to avoid exposure to any of these sectors. That strategy worked well as the S&P 500 REITs, Utilities and Telecoms returned -6.1%, -3.2%, and 0.0%, respectively.

CLOSING COMMENTS

While the market continues to sell at a not unreasonable multiple relative to history and to prevailing interest rates, the post-Trump rally may have gotten a little ahead of itself. Proposals for economic stimulus, from tax cuts to massive fiscal spending projects, may or may not actually happen, may or may not actually work, and, in any event, will likely take more time than the recent rally in stock prices may suggest. There has been little reason to sell and realize potentially taxable gains late in the year. There may be more reason to do so in the new year. We do not attempt to time the market by raising large amounts of cash, but we do like to take a conservative stance in our stock selections. The market flip flopped from a preference for growth pre-election to a strong preference for value post-election. We own what we believe to be high quality companies in both

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categories. We believe that the longer term focus we employ will enable us to find exceptional current value within both profiles and that the market should eventually come to appreciate the improved earnings we now foresee down the road as they materialize.

We, at Bradley, Foster & Sargent, Inc., look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital under our care.

Timothy Foster	Keith LaRose	Thomas Sargent
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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BFS Equity Fund

SEMI-ANNUAL PERFORMANCE REVIEW

(UNAUDITED)

The Fund performed behind the S&P 500 and the Dow Jones Industrial Average for the six month period ended November 30, 2016, returning +2.94% versus +6.01% for the S&P 500 and +8.98% for the Dow Jones Industrial Average.

Key Detractors from Relative Results

•

Sector weightings were a contributing factor to the Fund’s underperformance vs. the S&P 500 and the Dow Jones Industrial Average. Our over weighting in the underperforming Healthcare sector (16.2% vs. 13.7% for the S&P 500), as well our underweighting in the better performing Financial sector (12.8% vs. 14.6% for the S&P 500) and Energy sector (6.6% vs. 7.5% for the S&P 500) proved to be an anchor for the Fund in measuring up to the benchmark indices.

•

Adverse stock selection, particularly in the Financial and Technology sectors, also detracted from performance. Larger positions, such as Alphabet with a return of +3.6%, trailed the Tech sector returns. Another favorite long term growth name, Disney at a return of -0.6%, also provided sub-benchmark returns. Our purchase of Under Armour was ill timed, as this stock suffered a -18.4% pullback since our purchase. We continue to hold all three names and expect improved performance from them in subsequent periods.

Key Contributors to Relative Results

•	Two stocks provided well above benchmark returns: Deere at +27.8% and J.P. Morgan +24.7%.
•	The Fund’s large overweighting in Industrials (20.0% vs. 10.5% for the S&P 500) helped by providing a +9.6% return.
•	Avoiding the REIT, Utility and Telecom sectors proved beneficial to the Fund’s performance as these three sectors provided virtually no net gains to the S&P 500 performance for the period.

November 30, 2016

FUND INFORMATION

ASSET ALLOCATION

(as a percentage of total investments)

TEN LARGEST HOLDINGS (%)	FUND
Alphabet, Inc. — Class A	3.8
Chubb Ltd.	3.6
Exxon Mobil Corp.	3.5
Facebook, Inc.	3.4
Apple, Inc.	3.4
Amazon.com, Inc.	3.4
JPMorgan Chase & Co.	3.3
Walt Disney Co./The	3.2
Schlumberger Ltd.	3.1
U.S. Bancorp	3.0

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Industrial	20.0	10.5
Information Technology	18.6	20.8
Healthcare	16.2	13.7
Consumer Discretionary	15.6	12.3
Financials	12.8	14.6
Energy	6.6	7.5
Consumer Staples	4.4	9.3
Cash Equivalents	3.3	0.0
Materials	2.5	2.9
Telecommunication Services	0.0	2.5
Utilities	0.0	3.1
REITs	0.0	2.8

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BFS Equity Fund

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2016)

	Six Months	One Year	Since Inception (November 8, 2013)
BFS Equity Fund	2.94%	1.49%	6.04%
S&P 500® Index(b)	6.01%	8.06%	9.64%
Dow Jones Industrial Average®(c)	8.98%	10.91%	9.25%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2016, were 1.86% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until September 30, 2017, so that total annual fund operating expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Trust, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index (“S&P 500”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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BFS Equity Fund

Schedule of Investments (Unaudited)

November 30, 2016

Shares		Fair Value
COMMON STOCKS — 96.55%

	Aerospace & Defense — 5.26%
4,000	Raytheon Co.	$598,160
6,500	United Technologies Corp.	700,180

		1,298,340

	Airlines — 2.73%
14,000	Delta Air Lines, Inc.	674,520

	Banks — 3.01%
15,000	U.S. Bancorp	744,300

	Beverages — 2.03%
5,000	PepsiCo, Inc.	500,500

	Biotechnology — 1.79%
1,500	Biogen, Inc. *	441,105

	Chemicals — 2.53%
22,000	Mosaic Co./The	624,800

	Computers & Peripherals — 3.36%
7,500	Apple, Inc.	828,900

	Consumer Finance — 2.92%
10,000	American Express Co.	720,400

	Diversified Financial Services — 3.25%
10,000	JPMorgan Chase & Co.	801,700

	Electronic Equipment, Instruments & Components — 2.49%
9,000	Amphenol Corp. — Class A	614,340

	Energy Equipment & Services — 3.06%
9,000	Schlumberger Ltd.	756,450

	Food Products — 2.34%
14,000	Mondelez International, Inc. — Class A	577,360

	Health Care Equipment & Supplies — 2.31%
15,000	Abbott Laboratories	571,050

	Hotels, Restaurants & Leisure — 2.11%
9,000	Starbucks Corp.	521,730

	Industrial Conglomerates — 5.27%
8,000	Danaher Corp.	625,360
22,000	General Electric Co.	676,720

		1,302,080

	Insurance — 3.63%
7,000	Chubb Ltd.	896,000

	Internet & Catalog Retail — 3.34%
1,100	Amazon.com, Inc. *	825,627

See accompanying notes which are an integral part of the financial statements.

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BFS Equity Fund

Schedule of Investments (Unaudited) (continued)

November 30, 2016

Shares		Fair Value
COMMON STOCKS — (continued)

	Internet Software & Services — 7.13%
1,200	Alphabet, Inc. — Class A *	$931,056
7,000	Facebook, Inc. — Class A *	828,940

		1,759,996

	Life Sciences Tools & Services — 5.23%
7,680	Quintiles IMS Holdings, Inc. *	590,054
5,000	Thermo Fisher Scientific, Inc.	700,550

		1,290,604

	Machinery — 6.63%
5,000	Caterpillar, Inc.	477,800
5,000	Deere & Co.	501,000
12,000	Fortive Corp.	659,880

		1,638,680

	Media — 3.21%
8,000	Walt Disney Co./The	792,960

	Oil, Gas & Consumable Fuels — 3.53%
10,000	Exxon Mobil Corp.	873,000

	Pharmaceuticals — 4.25%
4,000	Johnson & Johnson	445,200
12,000	Zoetis, Inc.	604,560

		1,049,760

	Professional Services — 2.62%
15,000	Nielsen Holdings PLC	646,500

	Software — 5.63%
6,500	Adobe Systems, Inc. *	668,265
12,000	Microsoft Corp.	723,120

		1,391,385

	Specialty Retail — 2.62%
5,000	Home Depot, Inc./The	647,000

	Textiles, Apparel & Luxury Goods — 4.27%
10,000	NIKE, Inc.	500,700
18,000	Under Armour, Inc. — Class A *	554,400

		1,055,100

	Total Common Stocks (Cost $20,633,157)	23,844,187

See accompanying notes which are an integral part of the financial statements.

15

BFS Equity Fund

Schedule of Investments (Unaudited) (continued)

November 30, 2016

Shares		Fair Value

MONEY MARKET FUNDS — 3.34%
824,650	Fidelity Investments Government Money Market Portfolio — Institutional Class, 0.32% (a)	$824,650

	Total Money Market Funds (Cost $824,650)	824,650

	Total Investments – 99.89% (Cost $21,457,807)	24,668,837

	Other Assets in Excess of Liabilities – 0.11%	26,930

	NET ASSETS – 100.00%	$24,695,767

(a)	Rate disclosed is the seven day effective yield as of November 30, 2016.
*	Non-income producing security.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of the financial statements.

16

BFS Equity Fund

Statement of Assets and Liabilities (Unaudited)

November 30, 2016

Assets
Investments in securities at fair value (cost $21,457,807)	$24,668,837
Dividends receivable	44,801
Prepaid expenses	18,449
Total Assets	24,732,087
Liabilities
Payable to Adviser	4,775
Payable to administrator, fund accountant, and transfer agent	6,863
Distribution fees accrued	10,115
Other accrued expenses	14,567
Total Liabilities	36,320
Net Assets	$24,695,767
Net Assets consist of:
Paid-in capital	$22,085,736
Accumulated undistributed net investment income	101,377
Accumulated undistributed net realized loss from investment transactions	(702,376)
Net unrealized appreciation on investments	3,211,030
Net Assets	$24,695,767
Shares outstanding (unlimited number of shares authorized, no par value)	2,077,748
Net asset value, offering and redemption price per share	$11.89

17

See accompanying notes which are an integral part of the financial statements.

BFS Equity Fund

Statement of Operations (Unaudited)

For the six months ended November 30, 2016

Investment Income
Dividend income	$200,358
Total investment income	200,358
Expenses
Investment Adviser	90,932
Distribution (12b-1)	30,311
Administration	19,052
Fund accounting	12,534
Registration	12,361
Legal	9,197
Transfer agent	9,077
Audit	8,022
Printing	6,564
Trustee	2,568
Custodian	2,126
Miscellaneous	15,883
Total expenses	218,627
Fees waived by Adviser	(66,626)
Net operating expenses	152,001
Net investment income	48,357
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities transactions	110,451
Net change in unrealized appreciation of investment securities	538,879
Net realized and change in unrealized gain on investments	649,330
Net increase in net assets resulting from operations	$697,687

18

See accompanying notes which are an integral part of the financial statements.

BFS Equity Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets due to:	For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016
Operations
Net investment income	$48,357	$94,935
Net realized gain/(loss) on investment securities transactions	110,451	(458,394)
Net change in unrealized appreciation of investment securities	538,879	217,958
Net increase (decrease) in net assets resulting from operations	697,687	(145,501)
Distributions
From net investment income	—	(69,881)
Total distributions	—	(69,881)
Capital Transactions
Proceeds from shares sold	807,019	5,178,205
Reinvestment of distributions	—	62,385
Amount paid for shares redeemed	(693,086)	(1,308,552)
Net increase in net assets resulting from capital transactions	113,933	3,932,038
Total Increase in Net Assets	811,620	3,716,656
Net Assets
Beginning of period	23,884,147	20,167,491
End of period	$24,695,767	$23,884,147
Accumulated undistributed net investment income included in net assets at end of period	$101,377	$53,020
Share Transactions
Shares sold	69,123	455,719
Shares issued in reinvestment of distributions	—	5,364
Shares redeemed	(59,468)	(118,087)
Net increase in shares outstanding	9,655	342,996

19

See accompanying notes which are an integral part of the financial statements.

BFS Equity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.55		$11.69	$10.73	$10.00

Income from investment operations:

Net investment income	0.02		0.04	0.02	0.04

Net realized and unrealized gain/(loss) on investments	0.32		(0.15)	0.97	0.70

Total from investment operations	0.34		(0.11)	0.99	0.74

Less distributions to shareholders from:

Net investment income	—		(0.03)	(0.03)	(0.01)

Total distributions	—		(0.03)	(0.03)	(0.01)

Net asset value, end of period	$ 11.89		$ 11.55	$ 11.69	$ 10.73

Total Return(b)	2.94	%(c)	(0.91)%	9.27%	7.36	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$24,696		$23,884	$20,167	$12,745
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25%	1.25	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.80	%(d)	1.86%	2.26%	3.93	%(d)
Ratio of net investment income to average net assets	0.40	%(d)	0.43%	0.30%	0.68	%(d)
Ratio of net investment income/(loss) to average net assets before waiver and reimbursement	(0.15	)%(d)	(0.18)%	(0.71)%	(2.00	)%(d)
Portfolio turnover rate	27.12	%(c)	49.38%	51.17%	46.50	%(c)

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.
(c)	Not annualized
(d)	Annualized

20

See accompanying notes which are an integral part of the financial statements.

BFS Equity Fund

Notes to Financial Statements (Unaudited)

November 30, 2016

NOTE 1 – ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of, and during the six months ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended November 30, 2016, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The Fund has chosen specific identification as its tax lot identification method for all securities transactions. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are generally recorded as soon as such information becomes available. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a

21

BFS Equity Fund

Notes to Financial Statements (Unaudited) (continued)

November 30, 2016

specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

22

BFS Equity Fund

Notes to Financial Statements (Unaudited) (continued)

November 30, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$23,844,187	$–	$–	$23,844,187
Money Market Funds	824,650	–	–	824,650
Total	$24,668,837	$–	$–	$24,668,837

(a)	Refer to Schedule of Investments for industry classifications.

23

BFS Equity Fund

Notes to Financial Statements (Unaudited) (continued)

November 30, 2016

The Fund did not hold any investments during the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any assets during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of November 30, 2016 based on input levels assigned at May 31, 2016.

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2016, the Adviser earned a fee of $90,932 from the Fund before the waivers described below. At November 30, 2016, the Fund owed the Adviser $4,775.

The Adviser has contractually agreed to waive or limit its fee and reimburse other expenses of the Fund, until September 30, 2017, so that the ratio of total annual operating expenses does not exceed 1.00%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. The Adviser may be entitled to recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any recoupment previously paid, provided total expenses do not exceed the limitation set forth above. For the six months ended November 30, 2016, fees and expenses totaling $66,626 were waived or reimbursed by the Adviser. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through May 31,	Amount
2017	$146,030
2018	163,520
2019	135,629
2020	66,626

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting.

24

BFS Equity Fund

Notes to Financial Statements (Unaudited) (continued)

November 30, 2016

For the six months ended November 30, 2016, Ultimus earned fees of $19,052 for administration services, $12,534 for fund accounting services and $9,077 for transfer agent services. At October 31, 2016, the Fund owed Ultimus $6,863 for such services.

The officers and one trustee of the Trust are members of management and/or employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Certain officers of the Trust are officers of the Distributor and each such person may be deemed to be an affiliate of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2016, 12b-1 expense incurred by the Fund was $30,311. The Fund owed $10,115 for 12b-1 fees as of November 30, 2016.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$6,492,883	$6,426,616

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2016.

NOTE 6 – ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. At November 30, 2016, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 56% of

25

BFS Equity Fund

Notes to Financial Statements (Unaudited) (continued)

November 30, 2016

the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

NOTE 8 – FEDERAL TAX INFORMATION

At November 30, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$3,430,422
Gross Unrealized Depreciation	(237,923)
Net Unrealized Appreciation on Investments	$3,192,499

At November 30, 2016, the aggregate cost of securities for federal income tax purposes was $21,476,338.

At May 31, 2016, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$53,020
Accumulated capital and other losses	(794,296)
Unrealized appreciation	2,653,620
Total	$1,912,344

The difference between book and tax basis appreciation was attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal year ended May 31, 2016 was as follows:

2016
Distributions paid from:
Ordinary Income	$69,881

As of May 31, 2016, the Fund has available for federal tax purposes an unused capital loss carryforward of $31,655 and $400,253 of long-term and short-term capital losses, respectively, with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2016, the Fund deferred post October capital losses in the amount of $362,388.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

26

BFS Equity Fund

Notes to Financial Statements (Unaudited) (continued)

November 30, 2016

NOTE 10 – SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. Management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

27

BFS Equity Fund

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period(a)
Actual	$1,000.00	$1,029.40	$6.36
Hypothetical(b)	$1,000.00	$1,018.80	$6.33

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365.
(b)	Assumes a 5% return before expenses.

28

BFS Equity Fund

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 7-8, 2016, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Valued Advisers Trust (the “Trust”) and Bradley, Foster & Sargent, Inc. (“BFS”) with respect to the BFS Equity Fund (the “Fund”). BFS provided written information to the Board to assist the Board in its considerations.

The Trustees discussed the fact that BFS no longer waives its entire management fee for the Fund. Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to BFS. In assessing the factors and reaching its decision, the Board took into consideration information furnished by BFS and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Fund and its shareholders by BFS; (ii) quarterly assessments of the investment performance of the Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and BFS; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of BFS; and (vii) a memorandum from trust counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. The Board also requested and received materials including, without limitation: (i) documents containing information about BFS, including its financial information, its personnel, and the services provided to the Fund; (ii) investment advice, performance, compliance, legal matters related to the Fund; (iii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iv) benefits to be realized by BFS from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by BFS. In this regard, the Board considered BFS’s responsibilities under the Agreement. The Trustees considered the services being provided by BFS to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to: retain qualified personnel, maintain and enhance its resources and systems, and overseeing the management of the Fund’s portfolio and investment objective. The Trustees considered BFS’s personnel, including their education and experience. After considering the foregoing information and further information in the meeting materials provided by BFS, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and BFS. In this regard, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the Fund with its investment objectives, strategies, and limitations. The Trustees noted

29

that the Fund had outperformed its benchmark for the calendar year 2015, but had underperformed compared to the benchmark for the year-to-date period as of March 31, 2016. They also noted that the Fund had outperformed its peer group average for the three-month and one-year periods. The Board reviewed the performance of BFS in managing a composite with investment strategies similar to that of the Fund and observed that the Fund’s performance was above the composite for the one-year period but it trailed the composite for the year-to-date period as of March 31, 2016. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and BFS was satisfactory.

3.	The costs of the services to be provided and profits to be realized by BFS from the relationship with the Fund. In this regard, the Trustees considered: (1) BFS’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the Fund, noting that BFS is currently waiving most of its management fee and reimbursing a portion of the Fund’s expenses. The Trustees also considered potential benefits for BFS in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was below the average and median management fees of peers in its category. The Trustees also noted that the Fund’s net expense ratio was relatively comparable to that of the average and median of peers in its category, because of BFS’s contractual commitment to limit the expenses of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to BFS by the Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the Fund’s arrangements with other service providers to the Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of BFS at the inception of the Fund to ensure that a cost structure was in place that was beneficial for the Fund as it grew. In light of its ongoing consideration of the Fund’s asset and fees levels and expectations for growth, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5.

Possible conflicts of interest and benefits to BFS. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS may utilize soft dollars and the Trustees

30

noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Agreement between the Trust and BFS.

31

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

32

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 575-2430 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira P. Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Bradley, Foster & Sargent, Inc.

185 Asylum Street, City Place II

Hartford, Connecticut 06103

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

SEMI-ANNUAL REPORT

November 30, 2016

CLOUD CAPITAL FUNDS

Cloud Capital Strategic All Cap Fund

Fund Adviser:

Cloud Capital LLC

P.O. Box 451179

Grove, OK 74345

Toll Free (877) 670-2227

Investment Results (Unaudited)

Average Annual Total Returns (a) (For the periods ended November 30, 2016)

	Six Months	One Year	Five Year	Since Inception (June 29, 2011)
Cloud Capital Strategic All Cap Fund	6.79%	12.39%	13.06%	10.67%
Russell 3000® Index (b)	6.93%	8.31%	14.41%	12.18%
Russell 1000® Equal Weight Index (b)	6.86%	11.51%	14.00%	11.36%
Russell 2000® Equal Weight Index (b)	16.85%	13.31%	12.16%	8.86%

Total annual operating expenses, as disclosed in the Cloud Capital Strategic All Cap Fund’s (the “Fund”) prospectus dated September 30, 2016, were 1.90% of average daily net assets (1.40% after fee waivers/expense reimbursements by Cloud Capital LLC (the “Adviser”)). The Adviser has contractually agreed to waive its management fee in its entirety. This waiver is not subject to recoupment and will continue through September 30, 2017.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 670-2227.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

Russell 1000® Equal Weight Index, Russell 2000® Equal Weight Index and the Russell 3000® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 670-2227. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

Semi-Annual Report

1

Fund Holdings (Unaudited)

(a)	As a percent of investments.

The investment objective of the Cloud Capital Strategic All Cap Fund is long-term capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report

2

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited)

Shares		Fair Value

Common Stocks — 236.8%
Consumer Discretionary — 32.3%
908	Aaron’s, Inc.	$26,445
1,020	Abercrombie & Fitch Co., Class A	14,654
51	Adient PLC *	2,711
76	Advance Auto Parts, Inc.	12,825
16	Amazon.com, Inc. *	12,016
417	AMC Networks, Inc., Class A *	23,018
1,237	American Eagle Outfitters, Inc.	20,492
757	American Public Education, Inc. *	17,487
2,528	Ascena Retail Group, Inc. *	15,268
858	Ascent Capital Group, Inc., Class A *	15,504
243	AutoNation, Inc. *	10,866
15	AutoZone, Inc. *	12,008
260	Bed Bath & Beyond, Inc.	11,667
305	Best Buy Co., Inc.	13,919
415	Big Lots, Inc.	20,979
344	BorgWarner, Inc.	12,232
1,826	Bridgepoint Education, Inc. *	18,552
428	Brinker International, Inc.	22,751
489	Brunswick Corp.	24,521
142	Buffalo Wild Wings, Inc. *	23,888
459	Cabela’s, Inc., Class A *	28,552
42	Cable One, Inc.	25,117
618	CalAtlantic Group, Inc.	20,647
1,798	Career Education Corp. *	17,962
201	CarMax, Inc. *	11,616
249	Carnival Corp.	12,815
231	Carter’s, Inc.	21,077
229	CBS Corp., Class B	13,898
380	CEB, Inc.	22,387
442	Cheesecake Factory, Inc./The	26,166
1,946	Chico’s FAS, Inc.	29,789
31	Chipotle Mexican Grill, Inc. *	12,202
154	Churchill Downs, Inc.	23,524
610	Cinemark Holdings, Inc.	24,306
297	Coach, Inc.	10,817
183	Comcast Corp., Class A	12,699
144	Cracker Barrel Old Country Store, Inc.	23,399
480	CST Brands, Inc.	23,066
361	D.R. Horton, Inc.	10,001
1,587	Dana, Inc.	26,810
193	Darden Restaurants, Inc.	14,161
333	Deckers Outdoor Corp. *	19,781
180	Delphi Automotive PLC	11,511

Shares		Fair Value

Common Stocks — (Continued)
Consumer Discretionary — (Continued)
857	Delta Apparel, Inc. *	$17,491
933	DeVry Education Group, Inc.	27,845
388	Dick’s Sporting Goods, Inc.	22,928
450	Discovery Communications, Inc., Class A *	12,198
465	Discovery Communications, Inc., Class C *	12,290
132	Dollar General Corp.	10,197
125	Dollar Tree, Inc. *	11,041
152	Domino’s Pizza, Inc.	25,543
472	Dunkin’ Brands Group, Inc.	25,608
105	Expedia, Inc.	12,986
177	Foot Locker, Inc.	12,673
969	Ford Motor Co.	11,586
717	Fossil Group, Inc. *	23,974
721	GameStop Corp., Class A	17,791
442	Gap, Inc./The	11,044
224	Garmin Ltd.	11,681
377	General Motors Co.	13,019
1,270	Gentex Corp.	23,483
116	Genuine Parts Co.	11,139
407	Goodyear Tire & Rubber Co./The	12,480
45	Graham Holdings Co.	21,810
1,754	Gray Television, Inc. *	17,715
1,457	Guess?, Inc.	22,327
488	H&R Block, Inc.	10,824
430	Hanesbrands, Inc.	9,987
222	Harley-Davidson, Inc.	13,494
139	Harman International Industries, Inc.	15,251
146	Hasbro, Inc.	12,458
252	Helen of Troy Ltd. *	21,426
88	Home Depot, Inc./The	11,383
528	HSN, Inc.	20,130
669	International Speedway Corp., Class A	24,614
515	Interpublic Group of Cos., Inc.	12,406
2,220	J.C. Penney Co., Inc. *	21,019
231	Jack in the Box, Inc.	24,006
393	John Wiley & Sons, Inc., Class A	21,568
1,212	K12, Inc. *	17,792
1,160	Kate Spade & Co. *	17,229
1,418	KB Home	22,465
559	Kohl’s Corp.	30,102
155	L Brands, Inc.	10,899

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

3

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Consumer Discretionary — (Continued)
228	Leggett & Platt, Inc.	$10,935
248	Lennar Corp., Class A	10,545
845	Live Nation Entertainment, Inc. *	23,387
334	LKQ Corp. *	10,964
155	Lowe’s Cos., Inc.	10,958
300	Macy’s, Inc.	12,646
284	Marriott International, Inc., Class A	22,359
357	Mattel, Inc.	11,271
105	McDonald’s Corp.	12,510
3,343	MDC Partners, Inc., Class A *	20,727
425	Meredith Corp.	23,624
235	Michael Kors Holdings Ltd. *	10,938
56	Mohawk Industries, Inc. *	11,148
309	Murphy USA, Inc.	21,055
125	Netflix, Inc. *	14,622
1,731	New York Times Co./The, Class A	22,506
220	Newell Brands, Inc.	10,365
862	News Corp., Class A	9,968
841	News Corp., Class B	10,045
201	NIKE, Inc., Class B	10,077
226	Nordstrom, Inc.	12,613
13	NVR, Inc. *	21,481
6,326	Office Depot, Inc.	30,806
142	Omnicom Group, Inc.	12,318
42	O’Reilly Automotive, Inc. *	11,582
104	Panera Bread Co., Class A *	22,163
247	Polaris Industries, Inc.	21,471
227	Pool Corp.	22,815
9	Priceline Group, Inc./The *	13,937
548	PulteGroup, Inc.	10,333
110	PVH Corp.	11,696
110	Ralph Lauren Corp.	11,553
645	Restoration Hardware Holdings, Inc. *	23,237
186	Ross Stores, Inc.	12,541
168	Royal Caribbean Cruises Ltd.	13,591
186	Scripps Networks Interactive, Inc., Class A	12,882
850	Service Corp. International	22,946
127	Signet Jewelers Ltd.	11,613

Shares		Fair Value

Common Stocks — (Continued)
Consumer Discretionary — (Continued)
901	Skechers U.S.A., Inc., Class A *	$20,519
555	Sotheby’s	21,662
1,393	Staples, Inc.	13,475
212	Starbucks Corp.	12,311
169	Target Corp.	13,054
554	TEGNA, Inc.	12,432
286	Tempur Sealy International, Inc. *	18,085
507	Texas Roadhouse, Inc.	23,793
287	Thor Industries, Inc.	28,827
174	Tiffany & Co.	14,378
148	Time Warner, Inc.	13,611
1,609	Time, Inc.	26,068
152	TJX Cos., Inc./The	11,921
717	Toll Brothers, Inc. *	21,256
140	Tractor Supply Co.	10,534
1,619	TRI Pointe Group, Inc. *	18,808
190	TripAdvisor, Inc. *	9,156
347	Tupperware Brands Corp.	19,256
471	Twenty-First Century Fox, Inc., Class B	13,216
480	Twenty-First Century Fox, Inc., Class A	13,496
44	Ulta Salon Cosmetics & Fragrance, Inc. *	11,453
304	Under Armour, Inc., Class C *	7,845
275	Under Armour, Inc., Class A *	8,457
321	Urban Outfitters, Inc. *	10,155
186	VF Corp.	10,139
287	Viacom, Inc., Class B	10,755
576	Vista Outdoor, Inc. *	23,109
125	Walt Disney Co./The	12,435
2,291	Wendy’s Co./The	28,798
65	Whirlpool Corp.	10,558
426	Williams-Sonoma, Inc.	23,329
168	Wyndham Worldwide Corp.	12,104
126	Wynn Resorts Ltd.	12,828
152	Yum China Holdings Inc *	4,276
135	Yum! Brands, Inc.	8,539
		2,600,874
Consumer Staples — 16.7%
280	Altria Group, Inc.	17,913
421	Archer-Daniels-Midland Co.	18,214
6,663	Avon Products, Inc.	35,778
196	Boston Beer Co., Inc./The, Class A *	33,956

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

4

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Consumer Staples — (Continued)
367	Brown-Forman Corp., Class B	$16,651
307	Campbell Soup Co.	17,460
281	Casey’s General Stores, Inc.	33,875
370	Church & Dwight Co., Inc.	16,205
144	Clorox Co./The	16,603
424	Coca-Cola Co./The	17,105
249	Colgate-Palmolive Co.	16,253
399	ConAgra Foods, Inc.	14,654
113	Constellation Brands, Inc., Class A	17,025
110	Costco Wholesale Corp.	16,583
190	CVS Health Corp.	14,612
2,182	Dean Foods Co.	43,326
196	Dr. Pepper Snapple Group, Inc.	17,034
485	Edgewell Personal Care Co.	38,375
763	Energizer Holdings, Inc.	34,232
201	Estee Lauder Cos., Inc./The, Class A	15,597
2,473	Flowers Foods, Inc.	38,375
262	General Mills, Inc.	15,958
1,004	Hain Celestial Group, Inc./The *	39,354
164	Hershey Co./The	15,872
474	Hormel Foods Corp.	16,221
273	Ingredion, Inc.	32,094
129	JM Smucker Co./The	16,228
224	Kellogg Co.	16,148
145	Kimberly-Clark Corp.	16,785
206	Kraft Heinz Co./The	16,816
562	Kroger Co.	18,158
265	Lamb Weston Holdings, Inc. *	8,877
281	Lancaster Colony Corp.	38,085
181	McCormick & Co., Inc.	16,529
217	Mead Johnson Nutrition Co.	15,644
185	Molson Coors Brewing Co., Class B	18,100
428	Mondelez International, Inc., Class A	17,649
350	Monster Beverage Corp. *	15,674
654	Natural Health Trends Corp.	16,540
172	PepsiCo, Inc.	17,197
186	Philip Morris International, Inc.	16,389
437	Post Holdings, Inc. *	33,365
213	Procter & Gamble Co./The	17,534

Shares		Fair Value

Common Stocks — (Continued)
Consumer Staples — (Continued)
366	Reynolds American, Inc.	$19,797
444	Seneca Foods Corp., Class A *	16,694
1,060	Snyder’s-Lance, Inc.	39,506
449	SpartanNash Co.	16,258
1,625	Sprouts Farmers Market, Inc. *	32,517
6,843	SUPERVALU, Inc. *	31,753
349	Sysco Corp.	18,587
989	Tootsie Roll Industries, Inc.	37,341
387	TreeHouse Foods, Inc. *	26,797
245	Tyson Foods, Inc., Class A	13,929
784	United Natural Foods, Inc. *	36,830
224	Walgreens Boots Alliance, Inc.	18,940
253	Wal-Mart Stores, Inc.	17,853
680	WestRock Co.	34,829
677	WhiteWave Foods Co./The *	37,303
626	Whole Foods Market, Inc.	19,010
		1,342,987
Energy — 22.7%
381	Anadarko Petroleum Corp.	26,359
401	Apache Corp.	26,476
410	Baker Hughes, Inc.	26,399
813	Cabot Oil & Gas Corp.	17,989
3,292	Chesapeake Energy Corp. *	23,044
210	Chevron Corp.	23,445
158	Cimarex Energy Co.	21,818
163	Concho Resources, Inc. *	23,312
493	ConocoPhillips	23,923
2,208	Consol Energy, Inc. *	45,449
1,021	CVR Energy, Inc.	17,081
2,277	Dawson Geophysical Co. *	17,874
12,974	Denbury Resources, Inc. *	49,041
470	Devon Energy Corp.	22,726
1,095	Diamond Offshore Drilling, Inc.	19,775
680	Dril-Quip, Inc. *	38,464
710	Energen Corp.	44,047
4,790	Ensco PLC, Class A	46,275
233	EOG Resources, Inc.	23,877
295	EQT Corp.	20,684
1,575	Era Group, Inc. *	18,443
241	Exxon Mobil Corp.	21,034

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

5

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Energy — (Continued)
744	FMC Technologies, Inc. *	$25,493
3,875	Gener8 Maritime, Inc. *	15,732
1,459	Gulfport Energy Corp. *	37,477
469	Halliburton Co.	24,874
338	Helmerich & Payne, Inc.	25,585
375	Hess Corp.	21,007
1,515	HollyFrontier Corp.	43,585
956	Kinder Morgan, Inc.	21,229
1,299	Marathon Oil Corp.	23,453
511	Marathon Petroleum Corp.	24,013
728	Murphy Oil Corp.	24,675
3,878	Nabors Industries Ltd.	62,430
595	National Oilwell Varco, Inc.	22,230
462	Newfield Exploration Co. *	20,875
6,495	Noble Corp. PLC	40,396
597	Noble Energy, Inc.	22,780
280	Occidental Petroleum Corp.	19,972
1,403	Oceaneering International, Inc.	37,396
1,208	Oil States International, Inc. *	43,300
1,886	Patterson-UTI Energy, Inc.	50,299
272	Phillips 66	22,579
117	Pioneer Natural Resources Co.	22,393
1,945	QEP Resources, Inc.	38,236
517	Range Resources Corp.	18,182
2,988	Rowan Cos. PLC, Class A	53,247
260	Schlumberger Ltd.	21,824
1,051	SM Energy Co.	41,877
1,513	Southwestern Energy Co. *	17,168
589	Spectra Energy Corp.	24,127
2,171	Superior Energy Services, Inc. *	37,422
285	Tesoro Corp.	23,148
9,175	Tidewater, Inc.	21,011
2,074	Transocean Ltd. *	26,757
388	Valero Energy Corp.	23,863
3,474	Weatherford International PLC *	17,752
1,739	Western Refining, Inc.	62,373
1,030	Westmoreland Coal Co. *	17,840
7,477	Willbros Group, Inc. *	19,365
753	Williams Cos., Inc./The	23,102
877	World Fuel Services Corp.	39,001
3,308	WPX Energy, Inc. *	51,407
		1,827,010

Shares		Fair Value

Common Stocks — (Continued)
Financials — 22.7%
64	Affiliated Managers Group, Inc. *	$9,476
125	Aflac, Inc.	8,951
512	Alexander & Baldwin, Inc.	22,546
18	Alleghany Corp. *	10,464
133	Allstate Corp.	9,322
793	American Equity Investment Life Holding Co.	16,439
138	American Express Co.	9,967
131	American Financial Group, Inc.	10,747
154	American International Group, Inc.	9,755
242	Ameriprise Financial, Inc.	27,609
84	Aon PLC	9,530
426	Arrow Financial Corp.	16,124
188	Arthur J Gallagher & Co.	9,478
216	Aspen Insurance Holdings Ltd.	10,990
487	Associated Banc-Corp.	11,134
106	Assurant, Inc.	9,116
398	BancorpSouth, Inc.	11,373
595	Bank of America Corp.	12,574
137	Bank of Hawaii Corp.	11,437
265	Bank of Marin Bancorp	16,814
226	Bank of New York Mellon Corp./The	10,714
616	Bank of the Ozarks, Inc.	29,884
240	BB&T Corp.	10,875
60	Berkshire Hathaway, Inc., Class B *	9,523
26	BlackRock, Inc.	9,494
689	BofI Holding, Inc. *	16,281
262	Brown & Brown, Inc.	11,374
132	Capital One Financial Corp.	11,103
311	Cathay General Bancorp	10,906
139	CBOE Holdings, Inc.	9,571
299	Charles Schwab Corp./The	11,567
74	Chubb Ltd.	9,427
122	Cincinnati Financial Corp.	9,348
195	Citigroup, Inc.	11,019
386	Citizens Financial Group, Inc.	12,934
86	CME Group, Inc.	9,717
689	CNB Financial Corp.	16,026
607	CNO Financial Group, Inc.	10,865
199	Comerica, Inc.	12,663
204	Commerce Bancshares, Inc.	11,182

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

6

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Financials — (Continued)
133	Cullen/Frost Bankers, Inc.	$10,969
158	Discover Financial Services	10,712
162	Donnelley Financial Solutions, Inc. *	3,085
359	E*TRADE Financial Corp. *	12,400
276	East West Bancorp, Inc.	13,207
238	Eaton Vance Corp.	9,644
612	Encore Capital Group, Inc. *	16,799
147	Endurance Specialty Holdings Ltd.	13,596
525	Enterprise Bancorp, Inc.	16,564
51	Everest Re Group Ltd.	10,644
776	F.N.B. Corp.	11,855
314	Federated Investors, Inc., Class B	8,629
463	Fifth Third Bancorp	12,037
224	First American Financial Corp.	8,459
610	First Community Bancshares, Inc.	17,202
630	First Horizon National Corp.	12,017
1,973	First NBC Bank Holding Co. *	13,910
639	First of Long Island Corp./The	16,358
247	Franklin Resources, Inc.	9,684
674	Fulton Financial Corp.	11,965
2,318	Genworth Financial, Inc., Class A *	9,921
54	Goldman Sachs Group, Inc./The	11,931
1,300	Green Bancorp, Inc. *	16,250
784	Greene County Bancorp, Inc.	17,052
303	Hancock Holding Co.	12,593
122	Hanover Insurance Group, Inc.	10,589
224	Hartford Financial Services Group, Inc./The	10,563
513	Hennessy Advisors, Inc.	17,437
1,136	Heritage Insurance Holdings, Inc.	16,392
162	Intercontinental Exchange, Inc.	8,972
762	International Bancshares Corp.	29,675
298	Invesco Ltd.	9,345
649	Janus Capital Group, Inc.	8,760
174	Jones Lang LaSalle, Inc.	17,628

Shares		Fair Value

Common Stocks — (Continued)
Financials — (Continued)
138	JPMorgan Chase & Co.	$11,066
259	Kemper Corp.	10,594
747	KeyCorp	12,923
6,838	Ladenburg Thalmann Financial Services, Inc. *	16,548
268	Legg Mason, Inc.	8,547
486	Leucadia National Corp.	10,706
198	Lincoln National Corp.	12,677
220	Loews Corp.	9,830
78	M&T Bank Corp.	11,183
58	MarketAxess Holdings, Inc.	9,592
136	Marsh & McLennan Cos., Inc.	9,460
243	MB Financial, Inc.	10,521
182	Mercury General Corp.	10,634
226	MetLife, Inc.	12,405
86	Moody’s Corp.	8,661
297	Morgan Stanley	12,285
109	MSCI, Inc., Class A	8,614
130	Nasdaq, Inc.	8,333
1,577	Navient Corp.	27,176
672	New York Community Bancorp, Inc.	10,732
133	Northern Trust Corp.	10,914
501	Old Republic International Corp.	8,959
3,007	On Deck Capital, Inc. *	13,832
228	PacWest BanCorp	11,676
589	People’s United Financial, Inc.	11,024
106	PNC Financial Services Group, Inc.	11,724
401	Primerica, Inc.	28,380
192	Principal Financial Group, Inc.	11,076
209	PrivateBancorp, Inc.	9,779
281	Progressive Corp./The	9,344
177	Prosperity Bancshares, Inc.	11,690
120	Prudential Financial, Inc.	12,045
169	Raymond James Financial, Inc.	12,138
940	Regions Financial Corp.	12,723
93	Reinsurance Group of America, Inc.	11,384
81	RenaissanceRe Holdings Ltd.	10,630
3,464	Republic First Bancorp, Inc. *	18,532
75	S&P Global, Inc.	8,927
1,210	Santander Consumer USA Holdings, Inc. *	16,674

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

7

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Financials — (Continued)
206	SEI Investments Co.	$9,721
81	Signature Bank *	12,127
3,072	SLM Corp. *	30,935
515	Southern First Bancshares, Inc. *	15,810
132	State Street Corp.	10,409
600	Stifel Financial Corp. *	29,895
675	Summit Financial Group, Inc.	16,524
214	SunTrust Banks, Inc.	11,112
89	SVB Financial Group *	14,136
336	Synchrony Financial	11,606
295	Synovus Financial Corp.	11,401
132	T. Rowe Price Group, Inc.	9,785
672	TCF Financial Corp.	11,656
144	Torchmark Corp.	10,068
79	Travelers Cos., Inc./The	8,945
2,000	TrustCo Bank Corp. NY	16,300
345	Trustmark Corp.	11,615
210	U.S. Bancorp	10,407
595	Umpqua Holdings Corp.	10,578
1,194	United Insurance Holdings Corp.	16,215
264	Unum Group	11,153
1,014	Valley National Bancorp	11,500
168	W.R. Berkley Corp.	10,400
519	Waddell & Reed Financial, Inc., Class A	10,131
367	Washington Federal, Inc.	11,910
255	Webster Financial Corp.	12,666
190	Wells Fargo & Co.	10,034
75	Willis Towers Watson PLC	9,310
931	WisdomTree Investments, Inc.	10,294
280	World Acceptance Corp. *	15,756
273	XL Group Ltd.	9,846
313	Zions BanCorp	12,435
		1,823,781
Health Care — 21.3%
226	AAC Holdings, Inc. *	1,898
383	Abbott Laboratories	14,593
256	AbbVie, Inc.	15,584
194	ABIOMED, Inc. *	21,799
58	Acceleron Pharma, Inc. *	1,954
156	Aduro Biotech, Inc. *	1,782
634	Adverum Biotechnologies, Inc. *	1,807
141	Aetna, Inc.	18,503
444	Agenus, Inc. *	1,827
351	Agilent Technologies, Inc.	15,419

Shares		Fair Value

Common Stocks — (Continued)
Health Care — (Continued)
92	Aimmune Therapeutics, Inc. *	$2,077
804	Akorn, Inc. *	17,053
74	Alder Biopharmaceuticals, Inc. *	1,753
122	Alexion Pharmaceuticals, Inc. *	14,974
253	Align Technology, Inc. *	23,570
68	Allergan PLC *	13,157
1,815	Allscripts Healthcare Solutions, Inc. *	19,924
46	Alnylam Pharmaceuticals, Inc. *	2,028
190	AmerisourceBergen Corp.	14,846
97	Amgen, Inc.	13,940
368	AmSurg Corp. *	25,053
132	Anthem, Inc.	18,759
236	Applied Genetic Technologies Corp. *	2,173
154	Ardelyx, Inc. *	2,283
186	ARIAD Pharmaceuticals, Inc. *	2,507
509	Asterias Biotherapeutics, Inc. *	2,114
122	Audentes Therapeutics, Inc. *	2,009
350	Baxter International, Inc.	15,513
97	Becton Dickinson and Co.	16,326
96	Bellicum Pharmaceuticals, Inc. *	1,721
54	Biogen, Inc. *	15,808
1,649	Bio-Path Holdings, Inc. *	2,028
154	Bio-Rad Laboratories, Inc., Class A *	26,795
222	Bio-Techne Corp.	23,379
38	Bluebird Bio, Inc. *	2,310
693	Boston Scientific Corp. *	14,171
283	Bristol-Myers Squibb Co.	15,964
78	C.R. Bard, Inc.	16,374
206	Cardinal Health, Inc.	14,614
495	Castlight Health, Inc., Class B *	2,300
919	Catalent, Inc. *	21,987
148	Celgene Corp.	17,522
174	Cellular Biomedicine Group, Inc. *	2,333
239	Centene Corp. *	13,783
259	Cerner Corp. *	12,900

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

8

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Health Care — (Continued)
283	Charles River Laboratories International, Inc. *	$20,097
897	ChromaDex Corp. *	2,179
207	Cidara Therapeutics, Inc. *	2,152
127	Cigna Corp.	17,168
62	Clovis Oncology, Inc. *	2,132
2,246	Community Health Systems, Inc. *	12,218
127	Cooper Cos., Inc./The	20,876
242	Corcept Therapeutics, Inc. *	2,031
628	Curis, Inc. *	1,814
257	DaVita HealthCare Partners, Inc. *	16,304
279	Dentsply Sirona, Inc.	16,203
395	Dimension Therapeutics, Inc. *	1,739
207	Edge Therapeutics, Inc. *	2,506
144	Edwards LifeSciences Corp. *	11,969
293	Egalet Corp. *	1,969
206	Eiger BioPharmaceuticals, Inc. *	2,540
211	Eli Lilly & Co.	14,138
852	Endo International PLC *	13,639
194	Esperion Therapeutics, Inc. *	2,044
144	Exelixis, Inc. *	2,437
219	Express Scripts Holding Co. *	16,655
109	FibroGen, Inc. *	2,404
110	Flexion Therapeutics, Inc. *	1,812
405	Fluidigm Corp. *	2,603
209	Gilead Sciences, Inc.	15,375
117	Global Blood Therapeutics, Inc. *	2,246
147	Halozyme Therapeutics, Inc. *	1,731
643	Halyard Health, Inc. *	23,871
224	HCA Holdings, Inc. *	15,874
61	HealthEquity, Inc. *	2,733
105	Henry Schein, Inc. *	15,572
405	Hill-Rom Holdings, Inc.	21,620
418	Hologic, Inc.	16,016
94	Humana, Inc.	19,893
1,348	Idera Pharmaceuticals, Inc. *	2,278
213	IDEXX Laboratories, Inc. *	25,050
339	Ignyta, Inc. *	2,120
97	Illumina, Inc. *	12,944

Shares		Fair Value

Common Stocks — (Continued)
Health Care — (Continued)
309	Immune Design Corp. *	$2,269
1,105	ImmunoGen, Inc. *	1,967
1,711	Infinity Pharmaceuticals, Inc. *	1,985
174	Intra-Cellular Therapies, Inc. *	2,431
25	Intuitive Surgical, Inc. *	15,880
452	InVivo Therapeutics Holdings Corp. *	2,238
53	Ionis Pharmaceuticals, Inc. *	2,298
141	Johnson & Johnson	15,732
79	Juno Therapeutics, Inc. *	1,583
365	Kadmon Holdings, Inc. *	1,824
231	Karyopharm Therapeutics, Inc. *	2,132
386	Keryx Biopharmaceuticals, Inc. *	2,241
110	La Jolla Pharmaceutical Co. *	1,988
122	Laboratory Corp. of America Holdings *	15,324
105	Lannett Co., Inc. *	2,409
418	LifePoint Health, Inc. *	22,976
318	Lion Biotechnologies, Inc. *	2,113
385	LivaNova PLC *	17,054
82	Loxo Oncology, Inc. *	2,257
73	MacroGenics, Inc. *	1,880
39	Magellan Health, Inc. *	2,804
201	Mallinckrodt PLC *	10,593
3,280	MannKind Corp.	1,543
87	McKesson Corp.	12,488
427	Medgenics, Inc. *	2,195
363	MEDNAX, Inc. *	23,734
192	Medtronic PLC	14,006
264	Merck & Co., Inc.	16,125
352	Merrimack Pharmaceuticals, Inc. *	1,941
58	Mettler-Toledo International, Inc. *	23,724
176	Minerva Neurosciences, Inc. *	2,264
418	Molina Healthcare, Inc. *	22,097
190	Momenta Pharmaceuticals, Inc. *	2,682
360	Mylan NV *	13,172
128	MyoKardia, Inc. *	2,022
317	NantKwest, Inc. *	2,070
225	Natera, Inc. *	2,698
278	Neos Therapeutics, Inc. *	1,977

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

9

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Health Care — (Continued)
158	NewLink Genetics Corp. *	$1,746
268	Novocure Ltd. *	2,078
266	Ocular Therapeutix, Inc. *	2,468
193	Omeros Corp. *	2,373
352	Osiris Therapeutics, Inc. *	2,095
125	Otonomy, Inc. *	2,120
701	Owens & Minor, Inc.	23,785
338	PAREXEL International Corp. *	19,919
358	Patterson Cos., Inc.	13,873
298	PerkinElmer, Inc.	15,118
184	Perrigo Co. PLC	15,854
477	Pfizer, Inc.	15,332
485	Prestige Brands Holdings, Inc. *	23,090
34	Prothena Corp. PLC *	2,030
187	PTC Therapeutics, Inc. *	2,088
59	Puma Biotechnology, Inc. *	2,545
198	Quest Diagnostics, Inc.	17,361
44	Radius Health, Inc. *	2,320
58	Reata Pharmaceuticals, Inc., Class A *	1,514
40	Regeneron Pharmaceuticals, Inc. *	15,311
107	REGENXBIO, Inc. *	2,378
581	Regulus Therapeutics, Inc. *	1,424
348	ResMed, Inc.	21,410
134	Revance Therapeutics, Inc. *	2,237
402	Rockwell Medical, Inc. *	2,611
470	Sangamo BioSciences, Inc. *	1,504
1,218	Second Sight Medical Products, Inc. *	2,472
120	Selecta Biosciences, Inc. *	2,462
39	Spark Therapeutics, Inc. *	2,143
485	Spectrum Pharmaceuticals, Inc. *	1,895
203	St. Jude Medical, Inc.	16,075
336	STERIS PLC	22,078
148	Stryker Corp.	16,786
181	Sucampo Pharmaceuticals, Inc., Class A *	2,933
438	Synergy Pharmaceuticals, Inc. *	2,303

Shares		Fair Value

Common Stocks — (Continued)
Health Care — (Continued)
1,592	Synthetic Biologics, Inc. *	$1,269
130	Teleflex, Inc.	19,220
329	Teligent, Inc. *	2,364
1,660	Tenet Healthcare Corp. *	25,284
64	Theravance Biopharma, Inc. *	1,788
108	Thermo Fisher Scientific, Inc.	15,128
357	Trevena, Inc. *	1,955
27	Ultragenyx Pharmaceutical, Inc. *	2,128
183	United Therapeutics Corp. *	22,975
118	UnitedHealth Group, Inc.	18,699
138	Universal Health Services, Inc., Class B	16,938
175	Varian Medical Systems, Inc. *	15,706
326	VCA, Inc. *	20,382
177	Versartis, Inc. *	2,207
167	Vertex Pharmaceuticals, Inc. *	13,669
103	Waters Corp. *	13,830
206	WellCare Health Plans, Inc. *	28,165
290	West Pharmaceutical Services, Inc.	23,532
130	Zimmer Biomet Holdings, Inc.	13,269
325	Zoetis, Inc.	16,375
196	Zogenix, Inc. *	2,470
		1,713,966
Industrials — 35.2%
67	3M Co.	11,559
482	A.O. Smith Corp.	23,434
42	Acuity Brands, Inc.	10,638
709	AECOM *	25,766
814	Aerojet Rocketdyne Holdings, Inc. *	16,540
466	AGCO Corp.	26,025
176	Alaska Air Group, Inc.	14,514
165	Allegion PLC	11,033
330	American Airlines Group, Inc.	15,329
240	AMETEK, Inc.	11,366
970	Arconic, Inc.	18,706
466	B/E Aerospace, Inc.	27,976
89	Boeing Co./The	13,440
1,778	CAI International, Inc. *	15,700
220	Carlisle Cos., Inc.	24,654
146	Caterpillar, Inc.	13,913
2,285	Celadon Group, Inc.	18,394

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

10

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Industrials — (Continued)
175	CH Robinson Worldwide, Inc.	$13,116
105	Cintas Corp.	12,068
357	CLARCOR, Inc.	25,150
474	Clean Harbors, Inc. *	25,038
436	Copart, Inc. *	23,862
354	Crane Co.	26,024
424	CSX Corp.	15,196
96	Cummins, Inc.	13,542
257	Curtiss-Wright Corp.	25,851
206	Danaher Corp.	16,099
136	Deere & Co.	13,615
328	Delta Air Lines, Inc.	15,808
338	Deluxe Corp.	22,865
616	Donaldson Co., Inc.	24,987
163	Dover Corp.	11,806
86	Dun & Bradstreet Corp./The	10,523
659	DXP Enterprises, Inc. *	22,202
251	Dycom Industries, Inc. *	18,360
180	Eaton Corp. PLC	11,942
424	EMCOR Group, Inc.	29,422
224	Emerson Electric Co.	12,638
438	Engility Holdings, Inc. *	15,877
91	Equifax, Inc.	10,450
301	Esterline Technologies Corp. *	26,439
234	Expeditors International of Washington, Inc.	12,316
276	Fastenal Co.	13,087
72	FedEx Corp.	13,774
242	Flowserve Corp.	11,468
226	Fluor Corp.	12,118
232	Fortive Corp.	12,754
190	Fortune Brands Home & Security, Inc.	10,458
1,094	FreightCar America, Inc.	16,053
525	FTI Consulting, Inc. *	22,428
508	GATX Corp.	27,738
985	General Cable Corp.	18,469
79	General Dynamics Corp.	13,879
384	General Electric Co.	11,826
330	Genesee & Wyoming, Inc., Class A *	25,208
587	Gorman-Rupp Co.	17,581
307	Graco, Inc.	24,898
746	Granite Construction, Inc.	43,987
933	H&E Equipment Services, Inc.	17,177
424	Herc Holdings, Inc. *	16,850
653	Herman Miller, Inc.	21,219
4,138	Hill International, Inc. *	16,552
424	HNI Corp.	22,382

Shares		Fair Value

Common Stocks — (Continued)
Industrials — (Continued)
102	Honeywell International, Inc.	$11,655
211	Hubbell, Inc.	23,724
137	Huntington Ingalls Industries, Inc.	24,502
244	IDEX Corp.	22,821
101	Illinois Tool Works, Inc.	12,590
178	Ingersoll-Rand PLC	13,250
484	Insteel Industries, Inc.	19,152
640	ITT, Inc.	25,848
219	Jacobs Engineering Group, Inc. *	13,602
146	JB Hunt Transport Services, Inc.	13,969
475	Johnson Controls International PLC	21,375
833	Joy Global, Inc.	23,359
121	Kansas City Southern	10,752
2,483	KBR, Inc.	41,498
800	Kennametal, Inc.	27,609
414	Kirby Corp. *	26,285
625	KLX, Inc. *	24,357
2,247	Kratos Defense & Security Solutions, Inc. *	16,448
82	L-3 Communications Holdings, Inc.	12,870
332	Landstar System, Inc.	27,009
145	Lennox International, Inc.	21,608
354	Lincoln Electric Holdings, Inc.	27,818
49	Lockheed Martin Corp.	12,958
171	LSC Communications, Inc.	3,525
3,175	Manitowoc Co., Inc. *	18,923
322	ManpowerGroup	27,473
337	Masco Corp.	10,651
445	MasTec, Inc. *	16,888
228	Moog, Inc., Class A *	15,921
403	MSA Safety, Inc.	25,049
312	MSC Industrial Direct Co., Inc., Class A	27,892
3,107	NL Industries, Inc. *	19,419
232	Nordson Corp.	24,744
131	Norfolk Southern Corp.	13,905
57	Northrop Grumman Corp.	14,198
1,079	NOW, Inc. *	23,236
329	Old Dominion Freight Line, Inc. *	28,700
305	Orbital ATK, Inc.	26,000
423	Oshkosh Corp.	29,631
201	PACCAR, Inc.	12,464
97	Parker-Hannifin Corp.	13,441

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

11

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Industrials — (Continued)
185	Pentair PLC	$10,621
647	Pitney Bowes, Inc.	9,279
304	Preformed Line Products Co.	17,006
455	Quanta Services, Inc. *	15,358
456	R.R. Donnelley & Sons Co.	7,925
4,950	Radiant Logistics, Inc. *	18,018
85	Raytheon Co.	12,770
363	Regal-Beloit Corp.	26,472
235	Republic Services, Inc.	13,034
313	Robert Half International, Inc.	14,065
101	Rockwell Automation, Inc.	13,504
142	Rockwell Collins, Inc.	13,207
821	Rollins, Inc.	26,376
68	Roper Technologies, Inc.	12,397
183	Ryder System, Inc.	14,356
3,218	Scorpio Bulkers, Inc. *	16,734
78	Snap-on, Inc.	13,032
328	Southwest Airlines Co.	15,284
542	SPX FLOW, Inc. *	16,986
98	Stanley Black & Decker, Inc.	11,644
142	Stericycle, Inc. *	10,337
408	Sun Hydraulics Corp.	16,214
595	TASER International, Inc. *	16,202
211	Teledyne Technologies, Inc. *	26,379
941	Terex Corp.	28,729
1,660	Textainer Group Holdings Ltd.	16,102
290	Textron, Inc.	13,342
675	Timken Co./The	26,375
467	Toro Co./The	24,744
43	TransDigm Group, Inc.	10,909
913	Trinity Industries, Inc.	25,362
1,009	Triton International Ltd.	19,464
719	Triumph Group, Inc.	19,990
579	Tutor Perini Corp. *	15,112
126	Union Pacific Corp.	12,762
252	United Continental Holdings, Inc. *	17,381
110	United Parcel Service, Inc., Class B	12,699
318	United Rentals, Inc. *	32,174
112	United Technologies Corp.	12,042
172	Valmont Industries, Inc.	25,609
734	Vectrus, Inc. *	16,955
146	Verisk Analytics, Inc. *	12,114
426	VSE Corp.	16,490
52	W.W. Grainger, Inc.	11,911

Shares		Fair Value

Common Stocks — (Continued)
Industrials — (Continued)
303	Wabtec Corp.	$25,683
184	Waste Management, Inc.	12,783
158	Watsco, Inc.	23,523
950	Werner Enterprises, Inc.	25,689
372	Woodward, Inc.	25,165
236	Xylem, Inc.	12,152
		2,833,669
Information Technology — 28.4%
1,208	3D Systems Corp.	16,725
102	Accenture PLC, Class A	12,164
1,035	ACI Worldwide, Inc. *	19,256
284	Activision Blizzard, Inc.	10,398
750	Acxiom Corp. *	19,901
115	Adobe Systems, Inc. *	11,841
2,482	Advanced Micro Devices, Inc. *	22,115
215	Akamai Technologies, Inc. *	14,367
58	Alliance Data Systems Corp.	13,369
16	Alphabet, Inc., Class C *	12,115
15	Alphabet, Inc., Class A *	11,861
187	Amphenol Corp., Class A	12,785
182	Analog Devices, Inc.	13,485
196	ANSYS, Inc. *	18,396
107	Apple, Inc.	11,826
386	Applied Materials, Inc.	12,437
706	ARRIS International PLC *	20,266
285	Arrow Electronics, Inc. *	19,481
182	Autodesk, Inc. *	13,189
129	Automatic Data Processing, Inc.	12,367
459	Avnet, Inc.	21,076
258	Belden, Inc.	19,101
66	Broadcom Ltd.	11,297
281	Broadridge Financial Solutions, Inc.	18,193
1,870	Brocade Communications Systems, Inc.	23,073
338	CA, Inc.	10,817
759	Cadence Design Systems, Inc. *	19,944
331	CDK Global, Inc.	19,111
871	Ciena Corp. *	18,687
377	Cisco Systems, Inc.	11,246
131	Citrix Systems, Inc. *	11,403
382	Cognex Corp.	22,789
199	Cognizant Technology Solutions Corp., Class A *	10,941
366	CommVault Systems, Inc. *	19,788

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

12

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Information Technology — (Continued)
407	Computer Sciences Corp.	$24,673
694	comScore, Inc. *	20,160
647	Convergys Corp.	16,736
480	CoreLogic, Inc. *	18,097
509	Corning, Inc.	12,220
804	Cree, Inc. *	20,346
444	CSRA, Inc.	14,226
766	CTS Corp.	16,929
1,715	Cypress Semiconductor Corp.	19,293
41	Dell Technologies, Inc., Class V *	2,199
668	Diebold, Inc.	15,226
158	DST Systems, Inc.	16,348
375	eBay, Inc. *	10,422
141	Electronic Arts, Inc. *	11,148
93	F5 Networks, Inc. *	13,050
92	Facebook, Inc., Class A *	10,924
55	FactSet Research Systems, Inc.	8,779
151	Fair Isaac Corp.	17,170
144	Fidelity National Information Services, Inc.	11,083
307	First Solar, Inc. *	9,316
111	Fiserv, Inc. *	11,628
374	FLIR Systems, Inc.	13,414
542	Fortinet, Inc. *	16,326
211	Gartner, Inc. *	21,655
150	Global Payments, Inc.	10,307
126	Harris Corp.	13,070
525	Hewlett Packard Enterprise Co.	12,491
792	HP, Inc.	12,195
544	Ingram Micro, Inc., Class A	20,379
943	Integrated Device Technology, Inc. *	22,065
326	Intel Corp.	11,301
278	InterDigital, Inc.	22,045
72	International Business Machines Corp.	11,677
1,030	Intersil Corp., Class A	22,818
102	Intuit, Inc.	11,635
225	IPG Photonics Corp. *	21,555
289	j2 Global, Inc.	21,222
911	Jabil Circuit, Inc.	19,271
217	Jack Henry & Associates, Inc.	18,742
489	Juniper Networks, Inc.	13,465
621	Keysight Technologies, Inc. *	22,866
169	KLA-Tencor Corp.	13,527
1,343	Knowles Corp. *	21,536

Shares		Fair Value

Common Stocks — (Continued)
Information Technology — (Continued)
1,665	KVH Industries, Inc. *	$18,148
122	Lam Research Corp.	12,986
481	Leidos Holdings, Inc.	24,626
7,015	Limelight Networks, Inc. *	14,872
196	Linear Technology Corp.	12,261
319	Manhattan Associates, Inc. *	16,715
119	MasterCard, Inc., Class A	12,184
325	MAXIMUS, Inc.	17,975
811	Mentor Graphics Corp.	29,654
187	Microchip Technology, Inc.	12,357
704	Micron Technology, Inc. *	13,751
472	Microsemi Corp. *	25,857
199	Microsoft Corp.	11,970
150	Motorola Solutions, Inc.	12,049
679	National Instruments Corp.	19,999
562	NCR Corp. *	21,792
328	NetApp, Inc.	12,003
649	NetScout Systems, Inc. *	20,255
802	NeuStar, Inc., Class A *	19,443
226	Nielsen Holdings PLC	9,732
375	NVIDIA Corp.	34,549
275	Oracle Corp.	11,060
192	Paychex, Inc.	11,341
302	PayPal Holdings, Inc. *	11,882
381	Plantronics, Inc.	19,750
452	PTC, Inc. *	21,996
202	Qorvo, Inc. *	10,809
183	QUALCOMM, Inc.	12,468
3,454	RealNetworks, Inc. *	16,165
153	Red Hat, Inc. *	12,116
2,100	Rubicon Project, Inc./The *	15,855
147	Salesforce.com, Inc. *	10,587
305	Science Applications International Corp.	25,205
362	Seagate Technology PLC	14,511
344	Silicon Laboratories, Inc. *	22,835
157	Skyworks Solutions, Inc.	12,103
481	Symantec Corp.	11,723
346	Synaptics, Inc. *	18,900
179	SYNNEX Corp.	20,936
326	Synopsys, Inc. *	19,692
182	TE Connectivity Ltd.	12,287
236	Tech Data Corp. *	19,990
2,764	Telenav, Inc. *	16,584
358	Teradata Corp. *	9,618
912	Teradyne, Inc.	22,242
166	Texas Instruments, Inc.	12,282

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

13

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Information Technology — (Continued)
236	Total System Services, Inc.	$11,631
690	Trimble Navigation Ltd. *	19,456
1,180	TubeMogul, Inc. *	16,520
116	Tyler Technologies, Inc. *	17,310
92	Ultimate Software Group, Inc./The *	18,853
1,291	Unisys Corp. *	19,171
984	VeriFone Systems, Inc. *	16,613
151	VeriSign, Inc. *	11,922
254	ViaSat, Inc. *	18,110
141	Visa, Inc., Class A	10,896
1,368	Vishay Intertechnology, Inc.	20,720
382	WebMD Health Corp. *	20,380
248	Western Digital Corp.	15,806
541	Western Union Co./The	11,374
193	WEX, Inc. *	21,362
1,178	Xerox Corp.	11,015
216	Xilinx, Inc.	11,652
268	Yahoo!, Inc. *	10,973
277	Zebra Technologies Corp., Class A *	21,907
		2,281,131
Materials — 29.7%
4	AdvanSix, Inc. *	83
197	Air Products & Chemicals, Inc.	28,488
2,033	AK Steel Holding Corp. *	18,561
364	Albemarle Corp.	31,937
316	Alcoa Corp.	9,158
2,605	Allegheny Technologies, Inc.	45,698
1,166	Ampco-Pittsburgh Corp.	18,131
597	AptarGroup, Inc.	43,676
399	Ashland Global Holdings, Inc.	44,942
391	Avery Dennison Corp.	28,158
378	Ball Corp.	28,395
890	Bemis Co., Inc.	44,554
926	Cabot Corp.	47,186
1,221	Carpenter Technology Corp.	43,680
1,703	Century Aluminum Co. *	15,702
1,235	CF Industries Holdings, Inc.	35,745
2,231	Cliffs Natural Resources, Inc. *	19,655
3,628	Commercial Metals Co.	79,850
622	Compass Minerals International, Inc.	48,238

Shares		Fair Value

Common Stocks — (Continued)
Materials — (Continued)
1,237	Domtar Corp.	$48,584
570	Dow Chemical Co./The	31,758
433	E.I. du Pont de Nemours & Co.	31,897
551	Eagle Materials, Inc.	53,604
454	Eastman Chemical Co.	34,114
247	Ecolab, Inc.	28,818
1,445	Ferroglobe PLC	16,487
632	FMC Corp.	35,477
2,540	Freeport-McMoRan, Inc., Class B *	38,989
1,108	Greif, Inc., Class A	56,905
390	Haynes International, Inc.	16,992
220	International Flavors & Fragrances, Inc.	26,670
654	International Paper Co.	31,839
2,390	Louisiana-Pacific Corp. *	46,228
1,965	LSB Industries, Inc. *	15,130
391	Lyondellbasell Industries NV, Class A	35,273
156	Martin Marietta Materials, Inc.	34,181
653	Minerals Technologies, Inc.	52,865
282	Monsanto Co.	28,919
1,046	Mosaic Co./The	29,707
104	NewMarket Corp.	43,318
700	Newmont Mining Corp.	22,713
602	Nucor Corp.	37,456
2,151	Olin Corp.	55,933
704	Olympic Steel, Inc.	17,213
1,653	Owens-Illinois, Inc. *	30,359
602	Packaging Corp. of America	51,010
1,350	PolyOne Corp.	44,500
286	PPG Industries, Inc.	27,421
249	Praxair, Inc.	29,991
622	Reliance Steel & Aluminum Co.	50,422
555	Royal Gold, Inc.	38,640
844	RPM International, Inc.	44,630
1,363	Ryerson Holding Corp. *	19,491
563	Scotts Miracle-Gro Co./The, Class A	51,344
640	Sealed Air Corp.	29,167
627	Sensient Technologies Corp.	48,988
104	Sherwin-Williams Co./The	27,825
959	Silgan Holdings, Inc.	47,470
895	Sonoco Products Co.	48,470
1,811	Steel Dynamics, Inc.	64,266
2,815	United States Steel Corp.	91,027

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

14

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Materials — (Continued)
435	Valspar Corp./The	$44,443
98	Versum Materials, Inc. *	2,401
254	Vulcan Materials Co.	31,958
1,073	Worthington Industries, Inc.	60,413
		2,387,143
Real Estate — 17.1%
187	Alexandria Real Estate Equities, Inc.	20,522
413	American Campus Communities, Inc.	19,445
214	American Tower Corp., Class A	21,859
534	Apartment Investment & Management Co., Class A	22,468
137	AvalonBay Communities, Inc.	22,575
173	Boston Properties, Inc.	21,441
246	Camden Property Trust	19,347
709	Care Capital Properties, Inc.	17,082
817	CBRE Group, Inc. *	23,739
672	Communications Sales & Leasing, Inc.	16,759
1,972	CoreCivic, Inc.	44,778
721	Corporate Office Properties Trust	20,640
256	Crown Castle International Corp.	21,345
418	DCT Industrial Trust, Inc.	19,184
248	Digital Realty Trust, Inc.	22,874
550	Douglas Emmett, Inc.	20,187
737	Duke Realty Corp.	18,736
456	Education Realty Trust, Inc.	18,514
260	EPR Properties	18,101
65	Equinix, Inc.	22,068
654	Equity One, Inc.	19,521
382	Equity Residential	22,948
106	Essex Property Trust, Inc.	22,858
303	Extra Space Storage, Inc.	21,240
152	Federal Realty Investment Trust	21,286
716	First Industrial Realty Trust, Inc.	18,932
415	FRP Holdings, Inc. *	15,749
828	General Growth Properties, Inc.	20,983
521	GEO Group, Inc./The	17,328
625	HCP, Inc.	18,444
582	Healthcare Realty Trust, Inc.	17,091

Shares		Fair Value

Common Stocks — (Continued)
Real Estate — (Continued)
387	Highwoods Properties, Inc.	$18,615
684	Hospitality Properties Trust	19,843
1,417	Host Hotels & Resorts, Inc.	25,280
639	Iron Mountain, Inc.	21,082
291	Kilroy Realty Corp.	21,025
816	Kimco Realty Corp.	20,852
327	Lamar Advertising Co., Class A	21,703
779	LaSalle Hotel Properties	21,863
506	Liberty Property Trust	19,929
107	Life Storage, Inc.	8,715
293	Macerich Co./The	19,871
735	Mack-Cali Realty Corp.	19,887
1,360	Medical Properties Trust, Inc.	16,212
216	Mid-America Apartment Communities, Inc.	19,764
404	National Retail Properties, Inc.	17,222
569	Omega Healthcare Investors, Inc.	16,775
305	Post Properties, Inc.	19,840
530	Potlatch Corp.	21,766
447	Prologis, Inc.	22,768
108	Public Storage	22,706
84	Quality Care Properties, Inc. *	1,260
746	Rayonier, Inc.	19,769
361	Realty Income Corp.	20,009
257	Regency Centers Corp.	17,164
923	Senior Housing Properties Trust	16,672
114	Simon Property Group, Inc.	20,484
214	SL Green Realty Corp.	22,537
539	Stratus Properties, Inc. *	16,035
512	Tanger Factory Outlet Centers, Inc.	17,658
263	Taubman Centers, Inc.	19,129
670	UDR, Inc.	22,806
714	Urban Edge Properties	19,345
335	Ventas, Inc.	20,212
236	Vornado Realty Trust	23,085
1,589	Washington Prime Group, Inc.	15,921
503	Weingarten Realty Investors	17,877
325	Welltower, Inc.	20,403
774	Weyerhaeuser Co.	23,874
		1,378,002

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

15

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Common Stocks — (Continued)
Telecommunication Services — 1.3%
431	AT&T, Inc.	$16,640
609	CenturyLink, Inc.	14,334
3,829	Frontier Communications Corp.	13,975
354	Level 3 Communications, Inc. *	19,472
939	Telephone & Data Systems, Inc.	25,293
332	Verizon Communications, Inc.	16,582
		106,296
Utilities — 9.4%
1,106	AES Corp.	12,669
348	Alliant Energy Corp.	12,484
269	Ameren Corp.	13,204
204	American Electric Power Co., Inc.	12,020
175	American Water Works Co., Inc.	12,698
634	Aqua America, Inc.	18,858
268	Atmos Energy Corp.	19,075
336	Black Hills Corp.	19,711
595	CenterPoint Energy, Inc.	14,197
314	CMS Energy Corp.	12,640
176	Consolidated Edison, Inc.	12,310
178	Dominion Resources, Inc., Class A	13,013
143	DTE Energy Co.	13,300
166	Duke Energy Corp.	12,256
181	Edison International	12,464
172	Entergy Corp.	11,812
243	Eversource Energy	12,541
390	Exelon Corp.	12,667
409	FirstEnergy Corp.	12,805
2,591	Genie Energy Ltd., Class B	14,898
714	Great Plains Energy, Inc.	18,850
669	Hawaiian Electric Industries, Inc.	20,609
259	IDACORP, Inc.	19,721
853	MDU Resources Group, Inc.	23,730
345	National Fuel Gas Co.	19,478
585	New Jersey Resources Corp.	20,152
109	NextEra Energy, Inc.	12,478
543	NiSource, Inc.	11,906
1,065	NRG Energy, Inc.	12,073
641	OGE Energy Corp.	20,295
322	ONE Gas, Inc.	19,339
447	ONEOK, Inc.	24,542
211	PG&E Corp.	12,428

Shares		Fair Value

Common Stocks — (Continued)
Utilities — (Continued)
176	Pinnacle West Capital Corp.	$12,978
605	PNM Resources, Inc.	19,133
383	PPL Corp.	12,807
309	Public Service Enterprise Group, Inc.	12,771
186	SCANA Corp.	13,098
126	Sempra Energy	12,600
261	Southern Co./The	12,233
280	Southwest Gas Corp.	20,777
1,447	Talen Energy Corp. *	20,197
441	UGI Corp.	19,778
400	Vectren Corp.	19,628
220	WEC Energy Group, Inc.	12,318
368	Westar Energy, Inc.	20,969
313	WGL Holdings, Inc.	22,700
319	Xcel Energy, Inc.	12,428
		755,638
Total Common Stocks (Cost $17,609,327)		19,050,497
Exchange-Traded Funds — 45.9%
26,000	iShares Russell 2000 ETF	3,421,860
900	SPDR S&P MidCap 400 ETF Trust	266,787
Total Exchange-Traded Funds (Cost $3,523,345)		3,688,647
Delaware Statutory Trust — 0.0%
Materials — 0.0%
1,445	Ferroglobe Representation & Warranty Insurance Trust * (a)	—
Total Delaware Statutory Trust (Cost $0)		—
Rights — 0.0%
Consumer Staples — 0.0%
1,104	Safeway, (Casa Ley) * (a)	1,121
1,104	Safeway, Inc. (Property Development Centers) * (a)	54
Total Rights (Cost $0)		1,175

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

16

Cloud Capital Strategic All Cap Fund

Schedule of Investments

November 30, 2016 (Unaudited) (Continued)

Shares		Fair Value

Cash Equivalents — 19.7%
9	FOLIOfn Investment Cash Account, 0.01% (b)	$9
1,586,328	FOLIOfn Investment Sweep Account, 0.01% (b)	1,586,328
Total Cash Equivalents (Cost $1,586,337)		1,586,337
Total Investments (Cost $22,719,009) — 302.4%		24,326,656
Liabilities in Excess of Other Assets — (202.4)% (c)		(16,281,838)
Net Assets — 100.0%		$8,044,818
(a)	Securities have been deemed illiquid and represent 0.00% of the Fund’s net assets.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2016.

(c)	Includes payable for fund shares redeemed of $18,490,304 as noted on the Statement of Assets and Liabilities.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

17

Cloud Capital Strategic All Cap Fund

Statement of Assets and Liabilities

November 30, 2016 (Unaudited)

Assets:
Investments in securities
At cost	$22,719,009

At fair value	$24,326,656
Cash	2,977
Receivable for investments sold	2,209,581
Receivable for fund shares sold	106
Interest and dividends receivable	33,376
Prepaid expenses	10,953
Total assets	26,583,649
Liabilities:
Payable for investments purchased	1,679
Payable for fund shares redeemed	18,490,304
Payable to administrator, fund accountant and transfer agent	7,246
Payable for administrative servicing fees	6,010
Other accrued expenses	33,592
Total Liabilities	18,538,831
Net Assets	$8,044,818

Net Assets consist of:
Paid in capital	$5,846,417
Accumulated undistributed net investment income	61,689
Accumulated net realized gain from investment transactions	529,065
Net unrealized appreciation on investments	1,607,647
Net Assets	$8,044,818

Shares Outstanding (unlimited number of shares authorized, no par value)	947,640
Net Asset Value, Offering and Redemption Price Per Share:	$8.49

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

18

Cloud Capital Strategic All Cap Fund

Statement of Operations

For the six months ended November 30, 2016 (Unaudited)

Investment Income
Dividend income	$195,424
Interest income	151
Total investment income	195,575
Expenses
Investment Adviser	63,936
Administration	20,306
Administrative servicing	18,118
Audit	17,846
Pricing	12,869
Fund accounting	12,534
Registration	11,824
Transfer agent	10,047
Legal	8,980
Printing	6,236
Line of credit	4,952
Trustee	2,583
Custodian	929
Miscellaneous	16,159
Total expenses	207,319
Fees contractually waived by Adviser	(63,936)
Net operating expenses	143,383
Net investment income	52,192
Net Realized and Change in Unrealized Gain/(Loss) on Investments
Net realized gain on investment securities and foreign currency transactions	1,875,669
Net change in unrealized appreciation of investment securities	(254,916)
Net realized and change in unrealized gain on investments	1,620,753
Net increase in net assets resulting from operations	$1,672,945

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

19

Cloud Capital Strategic All Cap Fund

Statements of Changes in Net Assets

	Six Months Ended November 30, 2016	Year Ended May 31, 2016
Increase (Decrease) in Net Assets due to:	(Unaudited )
Operations:
Net investment income	$52,192	$66,663
Net realized gain on investment securities and foreign currency transactions	1,875,669	1,102,791
Net change in unrealized appreciation of investments	(254,916)	(969,145)
Net increase in net assets resulting from operations	1,672,945	200,309
Distributions:
From net investment income	—	(49,771)
From net realized gain	—	(2,277,631)
Total distributions	—	(2,327,402)
Capital Transactions:
Proceeds from shares sold	3,607,670	6,728,812
Reinvestment of distributions	—	1,924,067
Amount paid for shares redeemed	(21,800,673)	(7,359,258)
Net change resulting from capital transactions	(18,193,003)	1,293,621
Total Decrease in Net Assets	(16,520,058)	(833,472)
Net Assets:
Beginning of period	24,564,876	25,398,348
End of period	$8,044,818	$24,564,876

Accumulated net investment income included in net assets at end of period	$61,689	$9,497
Share Transactions:
Shares sold	440,580	872,747
Shares issued in reinvestment of distributions	—	266,861
Shares redeemed	(2,583,506)	(971,490)
Net change resulting from share transactions	(2,142,926)	168,118

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

20

Cloud Capital Strategic All Cap Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2016		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Period Ended May 31, 2012 (a)
Selected Per Share Data:	(Unaudited	)
Net asset value, beginning of period	$ 7.95		$ 8.69		$18.55		$17.00	$14.46	$15.00
Income from investment operations:
Net investment income	0.06		0.03		0.06	(b)	0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.48		0.02		0.77		3.22	3.54	(0.54)
Total from investment operations	0.54		0.05		0.83		3.35	3.67	(0.47)
Less distributions to shareholders:
From net investment income	—		(0.02)		(0.22)		(0.08)	(0.14)	(0.04)
From net realized gains	—		(0.77)		(10.47)		(1.72)	(0.99)	(0.03)
Total distributions	—		(0.79)		(10.69)		(1.80)	(1.13)	(0.07)
Net asset value, end of period	$ 8.49		$ 7.95		$8.69		$18.55	$17.00	$14.46

Total Return(c)	6.79	%(d)	1.49%		7.99%		20.81%	26.51%	(3.12	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$8,045		$24,565		$25,398		$24,388	$46,746	$38,550
Ratio of expenses to average net assets(i)	1.12	%(e)(f)	1.44	%(e)(g)	1.26	%(h)	1.23%	1.40%	1.40	%(f)
Ratio of expenses to average net assets before waiver and recoupment(i)	1.62	%(e)(f)	1.86%		1.74%		1.15%	1.27%	1.90	%(f)
Ratio of net investment income to average net assets(j)	0.41	%(f)	0.28%		0.51%		0.57%	0.78%	0.53	%(f)
Ratio of net investment income/(loss) to average net assets before waiver and recoupment(j)	(0.09	)%(f)	(0.14)%		0.03%		0.65%	0.91%	0.03	%(f)
Portfolio turnover rate	238.07	%(d)	288.93%		61.71%		90.14%	72.66%	163.38	%(d)

(a)	For the period June 29, 2011 (commencement of operations) to May 31, 2012.
(b)	Net investment income per share is based on average shares outstanding during the year.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized
(e)	Includes 0.04% for line of credit fees.
(f)	Annualized
(g)	Includes recoupment of previously waived fees of 0.08%.
(h)	Includes recoupment of previously waived fees of 0.04%.
(i)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(j)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

21

Cloud Capital Strategic All Cap Fund

Notes to the Financial Statements

November 30, 2016 (Unaudited)

Note 1. Organization

The Cloud Capital Strategic All Cap Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund only offers Institutional Class Shares. The Fund’s Institutional Class Shares commenced operations on June 29, 2011. The Fund’s investment adviser is Cloud Capital LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

Note 2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the six months ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended November 30, 2016, the Fund did not incur any interest or penalties.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The Fund has chosen specific identification as its tax lot identification method for all securities transactions. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date

Semi-Annual Report

22

except in the case of foreign securities, in which case dividends are generally recorded as soon as such information becomes available. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions—The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund also intends to distribute its net realized long-term and short-term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Note 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

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Cloud Capital Strategic All Cap Fund

Notes to the Financial Statements

November 30, 2016 (Unaudited) (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1—unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s net asset value calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

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The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

	Valuation Inputs
	Level 1	Level 2	Level 3		Total
Common Stocks *	$19,050,497	$—	$—		$19,050,497
Exchange-Traded Funds	3,688,647	—	—		3,688,647
Cash Equivalents	1,586,337	—	—		1,586,337
Rights *	—	—	1,175		1,175
Delaware Statutory Trust*	—	—	—	**	—

Total	$24,325,481	$—	$1,175		$24,326,656

*	Please refer to Schedule of Investments for industry classifications.

**	Management has determined the fair value of this holding to be $0.

The Fund did not hold any investments during the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any derivative instruments during the reporting period. The following is a summary of the Level 3 reconciliation as of November 30, 2016:

Rights
Balance as of May 31, 2016	$1,175
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of November 30, 2016	$1,175

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of November 30, 2016 based on input levels assigned at May 31, 2016.

Note 4. Risks

The Fund may invest in leveraged and inverse exchange-traded funds (“ETFs”). Leveraged ETFs are riskier than traditional ETFs as they use borrowings and derivative instruments to generate a return in multiples of a benchmark index. Investments in inverse and leveraged ETFs may magnify and compound changes in the Fund’s share price and result in increased volatility and potential loss. Inverse ETFs seek to negatively correlate to the performance of the particular index that they track by using various forms of derivative transactions, including by short-selling the underlying index. Certain ETFs, such as ultra-short ETFs, seek to multiply the negative return of the tracked index by a magnitude of two or three times the inverse return. As a result, investments in an inverse ETF will decrease in value when the value of the underlying index

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Cloud Capital Strategic All Cap Fund

Notes to the Financial Statements

November 30, 2016 (Unaudited) (Continued)

rises. By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required. ETFs that seek to multiply the negative return of the tracked index are subject to a special form of correlation risk which is the risk that for periods greater than one day, the use of leverage tends to cause the performance of the ETF to be either greater than or less than the index performance times the stated multiple in the ETF’s investment objective.

The Fund maintains cash and cash equivalent balances with a financial institution which, at times, may exceed federally insured limits. Cash equivalents include short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. Management deems the risk of loss related to cash and cash equivalents to be remote.

Note 5. Fees and Other Transactions with Affiliates and Other Service Providers

Under the terms of the investment advisory agreement on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. For the six months ended November 30, 2016, the Adviser earned fees of $63,936 from the Fund before the waivers described below.

Prior to September 30, 2016, the Adviser had contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) would not exceed 1.40% of the net assets of the Fund. The Adviser has contractually agreed to waive, in its entirety, its advisory fees through September 30, 2017. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. For the six months ended November 30, 2016, the Adviser waived fees of $63,936. This amount is not subject to potential recoupment by the Adviser.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2016, Ultimus earned fees of $20,306 for administration and compliance services, $12,534 for fund accounting services and $10,047 for transfer agent services. At November 30, 2016, the Fund owed Ultimus $7,246 for such services.

The officers and one trustee of the Trust are members of management and/or employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of

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26

the Fund’s shares. Certain officers of the Trust are officers of the Distributor and each such person may be deemed to be an affiliate of the Distributor.

The Fund may pay certain financial intermediaries that provide certain administrative services to shareholders who invest in the Fund, including record keeping and sub-accounting shareholder accounts. The Fund is authorized to pay up to 0.25% of the average daily net assets of the Fund’s shares. The payments may also be made to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing. The types of payments under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up the Fund on a financial intermediary’s trading systems. For the six months ended November 30, 2016, the Fund incurred administrative servicing fees of $18,118. At November 30, 2016, the Fund owed $6,010 in administrative servicing fees.

Note 6. Purchases and Sales of Securities

For the six months ended November 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$52,077,853	$52,033,107

There were no purchases or sales of long-term U.S. Government obligations during the six months ended November 30, 2016.

Note 7. Line of Credit

On December 3, 2015, the Trust, on behalf of the Fund, renewed its short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on December 3, 2016. Under the terms of the agreement, the Fund may borrow up to $3 million at an interest rate of LIBOR plus 150 basis points. Any borrowings under the Line of Credit are collateralized by securities in the Fund’s portfolio. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $3 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 10% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse

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Cloud Capital Strategic All Cap Fund

Notes to the Financial Statements

November 30, 2016 (Unaudited) (Continued)

repurchase transactions. For the six months ended November 30, 2016, the Fund had no borrowings under this Line of Credit.

Note 8. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2016, FOLIOfn Investments, Inc. (“FOLIOfn”) owned, as record shareholder 96% of the outstanding shares of the Fund. It is not known whether FOLIOfn or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

Note 10. Federal Tax Information

At November 30, 2016, the net unrealized appreciation (depreciation) of investments for federal tax purposes was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$23,983,315	$759,538	$(416,197)	$343,341

The difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax deferral of losses on wash sales.

The tax characterization of distributions paid for the fiscal year ended May 31, 2016, was as follows:

2016
Ordinary Income*	$246,054
Long-Term Capital Gain	2,081,348
Total Distributions	$2,327,402
*	Short-term capital gains distributions are treated as ordinary income for tax purposes.

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28

At May 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$18,845	$—	$(91,646)	$598,257	$525,456

Note 11. Commitments and Contingencies

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 12. Subsequent Events

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. Shareholder redemptions as presented on the Statement of Assets and Liabilities occurred on December 7, 2016. The impact of these redemptions will likely result in a higher operational expense ratio, which may adversely impact performance. On December 3, 2016, the Line of Credit was renewed for a period of one year at terms substantially similar. The new Line of Credit expires on December 2, 2017. Management has determined that there were no other items requiring adjustment of the financial statements or additional disclosure.

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Cloud Capital Strategic All Cap Fund

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period (a)
Actual	$1,000.00	$1,067.90	$5.79
Hypothetical (b)	$1,000.00	$1,019.46	$5.66

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 183/365.
(b)	Assumes a 5% return before expenses.

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Valued Advisers Trust

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect.

A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose.

A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security.

Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information.

The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 670-2227 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira P. Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Cloud Capital LLC

P.O. Box 451179

Grove, OK 74345

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

FOLIOfn Investments, Inc.

8180 Greensboro Drive

8th Floor

McLean, VA 22102

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

To Shareholders of the LS Opportunity Fund,

Prospector Partners, LLC (“Prospector”), based in Guilford, CT is the sub-adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”). Prospector has a long/short hedge fund track record that spans 19 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, and no leverage in the long book, the Fund strives to preserve capital while delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Management’s Discussion of Fund Performance

Performance

The six month period ended November 30, 2016 (the “Period”) was characterized by uncertainty over both the U.S. presidential elections and historically low US interest rates. Overall, LSOFX returned 4.3% for the Period while the S&P 500® Index (“S&P 500”) finished the Period with a return of 6.0%. The HFRX Equity Hedge Index (“HFRX”) returned 2.5%.

Long Book

Top Positions

At Period’s end, the Fund contained 70 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to private market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 33% of the portfolio and included Berkshire Hathaway (BRK.B), PNC Financial (PNC), Citigroup (C), Microsoft (MSFT), T. Rowe Price (TROW), KeyCorp (KEY), Brown & Brown (BRO), US Bancorp (USB), Science Applications (SAIC), and Hartford Financial (HIG).

Contributors

The five stocks in the long book that contributed the largest returns during the Period, from largest to smallest were: KeyCorp (KEY), Endurance Specialty (ENH), Berkshire Hathaway (BRK.B), PNC Financial (PNC), and Science Applications (SAIC).

Detractors

Over the six month Period, the three stocks in the long book that detracted from returns the most during the Period, from largest to smallest were: Patterson (PDCO), Celadon (CGI), and Church & Dwight (CHD).

Largest Purchases

The top purchases by dollar value in the long book for the Period were: Berkshire Hathaway (BRK.B), Brown & Brown (BRO), PNC Financial (PNC), Citigroup (C), and Invesco (IVZ).

Largest Sales

The top sales by dollar value in the long book for the Period were: Berkshire Hathaway (BRK.B), Endurance Specialty (ENH), Procter & Gamble (PG), Yum! Brands (YUM), and Primerica (PRI).

Short Book

Top Positions

The Fund’s short book at Period’s end contained 34 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 18% of the portfolio.

Risk Management

Risk management strategy is thoroughly embedded throughout our investment process, and it shows. Our top consideration is always, “What can go wrong?” Downside protection is the basis of the LSOFX investment discipline. In addition LSOFX does not employ leverage on the long side.

Prospector employs the following risk management principles. The portfolio typically operates within a long established net exposure range of between 50%-80% of capital. Prospector “underwrites” each position independently while assessing downside risk as well as upside potential, looking for less financially leveraged companies with strong underlying franchise and asset values as well as owner-oriented management behavior. Prospector often views equities through a credit lens and approaches risk management from a credit analyst’s perspective. Prospector utilizes multiple valuation methods to avoid overreliance on any one metric or investment rationale. In addition there is careful monitoring of position size, liquidity, geography, market cap, beta, and gross and net exposures. Finally, Prospector maintains an alignment of interest with our clients, having significant assets invested alongside clients in all their fund strategies.

Winning by Not Losing

Using strategies designed to protect capital during bear markets, LSOFX strives to compound returns from a higher base during bull markets, thus creating the opportunity to outperform competitive offerings over a complete market cycle.

“The Secret of Wealth Creation is to Avoid Large Losses”

-John Gillespie, portfolio manager

Thank you for your continued support and we look forward to reporting to you again following our annual report date of May 31, 2017.

Steadfast, we remain committed to making you money while protecting your wealth.

Long Short Advisors

The views and opinions expressed in Management’s Discussion of Fund Performance are those of the adviser and sub-adviser as of the end of the period. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but neither the adviser nor the sub-adviser makes any representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500® Index is a widely recognized, unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Fund’s performance is not intended to reflect the performance of the index, which is provided for comparison purposes only. The index is not available for direct investment.

Investment Results – (Unaudited)

Average Annual Total Returns(a)
(For the periods ended November 30, 2016)

	Six Month	One Year	Five Year	Since Inception (September 30, 2010)
LS Opportunity Fund	4.34%	7.35%	6.89%	6.11%
S&P 500® Index(b)	6.01%	8.06%	14.45%	13.62%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2016, were 3.92% of average daily net assets (2.93% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2017, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-336-6763.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling 1-877-336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings – (Unaudited)

Sector Exposure (11/30/2016)

(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	4.27%	-0.43%	4.70%	3.84%
Consumer Staples	8.86%	-5.91%	14.77%	2.95%
Energy	3.66%	-0.68%	4.34%	2.98%
Financials	54.47%	-26.01%	80.48%	28.46%
Health Care	6.89%	0.00%	6.89%	6.89%
Industrials	5.62%	-2.19%	7.81%	3.43%
Information Technology	12.27%	-0.46%	12.73%	11.81%
Materials	0.90%	0.00%	0.90%	0.90%
Real Estate	0.58%	0.00%	0.58%	0.58%
Money Market Securities	1.43%	0.00%	1.43%	1.43%
Unclassified	0.11%	-0.02%	0.13%	0.09%

Total	99.06%	-35.70%	134.76%	63.36%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

LS Opportunity Fund

Schedule of Investments

November 30, 2016 (Unaudited)

Common Stocks — Long — Domestic – 84.58%	Shares	Fair Value
Consumer Discretionary — 4.27%
Brinker International, Inc.(a)	5,600	$297,416
Darden Restaurants, Inc.(a)	4,100	300,530
Home Depot, Inc./The(a)	2,900	375,260
Hyatt Hotels Corp. – Class A(a)*	3,400	174,556
Lowe’s Companies, Inc.(a)	8,600	606,730

		1,754,492

Consumer Staples – 6.66%
Church & Dwight Co., Inc.(a)	18,600	814,494
Coca-Cola Co./The(a)	9,400	379,290
Colgate-Palmolive Co.(a)	6,800	443,564
Mondelez International, Inc. – Class A(a)	19,700	812,428
Wal-Mart Stores, Inc.(a)	4,000	281,720

		2,731,496

Energy – 2.02%
Hess Corp.(a)	3,900	218,244
Noble Energy, Inc.(a)	16,000	610,560

		828,804

Financials – 48.13%
Aflac, Inc.(a)	7,200	513,936
Beneficial Bancorp, Inc.(a)	29,400	511,560
Berkshire Hathaway, Inc. – Class B(a)*	19,500	3,070,080
Brown & Brown, Inc.(a)	24,300	1,053,405
Capital Bank Financial Corp. – Class A	2,600	93,080
Central Pacific Financial Corp.(a)	8,300	245,265
Citigroup, Inc.(a)	23,500	1,325,165
Comerica, Inc.(a)	4,500	286,875
Erie Indemnity Co. – Class A(a)	1,200	128,604
Federated Investors, Inc. – Class B(a)	21,600	593,784
Hanover Insurance Group, Inc.	5,000	432,950
Hartford Financial Services Group, Inc./The(a)	17,500	824,600
Invesco Ltd.(a)	22,200	695,082
KeyCorp(a)	61,800	1,069,758
Leucadia National Corp.(a)	33,000	726,660
Marsh & McLennan Cos., Inc.(a)	9,400	651,514
OneBeacon Insurance Group Ltd. – Class A(a)	28,000	429,800

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2016 (Unaudited)

Common Stocks — Long — Domestic – 84.58% – continued	Shares	Fair Value
Financials – 48.13% – continued
Oritani Financial Corp.(a)	19,100	$337,115
PJT Partners, Inc. – Class A(a)	11,000	323,950
PNC Financial Services Group, Inc.(a)	15,200	1,680,208
Primerica, Inc.(a)	7,500	530,250
ProAssurance Corp.(a)	8,700	487,635
Progressive Corp./The(a)	20,600	685,980
Selective Insurance Group, Inc.(a)	7,500	308,250
T. Rowe Price Group, Inc.(a)	15,000	1,110,900
Torchmark Corp.(a)	9,400	658,846
U.S. Bancorp(a)	19,700	977,514

		19,752,766

Health Care – 5.03%
Abbott Laboratories(a)	10,100	384,507
Invacare Corp.(a)	8,200	94,300
Johnson & Johnson(a)	5,800	645,540
Merck & Co., Inc.	6,600	403,854
Patterson Companies, Inc.(a)	13,800	534,612

		2,062,813

Industrials – 5.62%
CIRCOR International, Inc.(a)	6,600	418,242
Eaton Corp. PLC(a)	8,500	565,335
General Dynamics Corp.(a)	3,400	596,190
Kirby Corp.(a)*	3,300	209,385
United Technologies Corp.(a)	4,800	517,056

		2,306,208

Information Technology – 12.27%
Automatic Data Processing, Inc.(a)	7,600	729,752
eBay, Inc.(a)*	6,600	183,546
FLIR Systems, Inc.(a)	18,000	646,380
Microsoft Corp.(a)	21,600	1,301,616
Paychex, Inc.(a)	6,500	383,175
PayPal Holdings, Inc.(a)*	8,100	318,168
Science Applications International Corp.(a)	10,800	891,756
VeriSign, Inc.(a)*	2,700	212,895
Xilinx, Inc.(a)	6,800	367,064

		5,034,352

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2016 (Unaudited)

Common Stocks — Long — Domestic – 84.58% – continued	Shares	Fair Value
Real Estate – 0.58%
Cousins Properties, Inc.(a)	25,223	$199,514
Four Corners Property Trust, Inc.(a)	1,998	38,322

		237,836

TOTAL COMMON STOCKS — LONG — DOMESTIC (Cost $31,297,210)		34,708,767

Common Stocks — Long — International – 12.94%
Consumer Staples – 2.20%
Diageo PLC ADR(a)	5,800	587,192
Nestle SA(a)	4,700	315,594

		902,786

Energy – 1.64%
Suncor Energy, Inc.(a)	21,100	672,246

Financials – 6.34%
Arch Capital Group Ltd.(a)*	9,200	761,024
Endurance Specialty Holdings Ltd.(a)	2,300	212,060
RenaissanceRe Holdings Ltd.(a)	6,270	818,611
Validus Holdings Ltd.(a)	14,900	809,666

		2,601,361

Health Care – 1.86%
GlaxoSmithKline PLC ADR	10,200	385,458
Roche Holding AG	1,700	378,334

		763,792

Materials – 0.90%
Agnico Eagle Mines Ltd.(a)	9,000	369,450

TOTAL COMMON STOCKS — LONG — INTERNATIONAL (Cost $4,976,398)		5,309,635

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2016 (Unaudited)

Options Purchased — Long* – 0.11%	Contracts	Fair Value
Bank of America Corp., Put @ $15, Expiring December 2016	72	$72
CarMax, Inc., Put @ $43, Expiring January 2017	44	440
CarMax, Inc., Put @ $45, Expiring January 2017	7	140
CarMax, Inc., Put @ $50, Expiring January 2017	24	1,800
Cheesecake Factory, Inc./The, Put @ $48, Expiring January 2017	12	60
Cullen/Frost Bankers, Inc., Put @ $55, Expiring January 2017	32	160
Hain Celestial Group, Inc./The, Call @ $45, Expiring May 2017(b)	88	17,160
Howard Hughes Corp./The, Put @ $100, Expiring January 2017	10	350
Lowe’s Companies, Inc., Call @ $80, Expiring January 2017	22	154
MetLife, Inc., Call @ $52.50, Expiring January 2017	21	7,665
MetLife, Inc., Call @ $52.50, Expiring January 2018	10	7,230
MetLife, Inc., Call @ $55, Expiring January 2018	10	6,050
Mondelez International, Inc., Call @ $50, Expiring January 2017	39	390
Mondelez International, Inc., Call @ $45, Expiring March 2017	28	2,772

TOTAL OPTIONS PURCHASED — LONG (Cost $89,137)		44,443

Money Market Securities – 1.43%	Shares
Invesco Short-Term Investments Trust Treasury Portfolio, Institutional Class, 0.26%(c)	589,957	589,957

TOTAL MONEY MARKET SECURITIES (Cost $589,957)		589,957

TOTAL INVESTMENTS – 99.06% (Cost $36,952,702)		40,652,802

Other Assets in Excess of Liabilities – 0.94%		384,809

NET ASSETS – 100.00%		$41,037,611

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30, 2016 was $22,372,739.
(b)	All or a portion of this security is held as collateral for written call options.
(c)	Rate disclosed is the seven day effective yield as of November 30, 2016.
*	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short

November 30, 2016 (Unaudited)

Common Stocks — Short — Domestic – (22.13)%	Shares	Fair Value
Consumer Discretionary – (0.43)%
World Wrestling Entertainment, Inc. – Class A	(9,400)	$(176,532)
Consumer Staples – (5.91)%
Constellation Brands, Inc. – Class A	(2,700)	(408,078)
Kellogg Co.	(5,300)	(381,600)
Molson Coors Brewing Co. – Class B	(7,500)	(735,225)
Procter & Gamble Co./The	(5,000)	(412,300)
Sysco Corp.	(9,200)	(489,900)

		(2,427,103)

Energy – (0.68)%
Chevron Corp.	(2,500)	(278,900)

Financials – (12.46)%
Allstate Corp.	(11,900)	(832,048)
Ameriprise Financial, Inc.	(5,200)	(593,892)
AmTrust Financial Services, Inc.	(13,300)	(338,618)
Arthur J Gallagher & Co.	(4,900)	(246,715)
Bank of America Corp.	(26,300)	(555,456)
Cincinnati Financial Corp.	(7,800)	(598,572)
Community Bank System, Inc.	(5,100)	(289,170)
CVB Financial Corp.	(3,300)	(68,541)
Horace Mann Educators Corp.	(11,900)	(477,785)
Markel Corp.*	(415)	(372,811)
Travelers Cos., Inc./The	(3,800)	(430,730)
Trustmark Corp.	(9,200)	(310,132)

		(5,114,470)

Industrials – (2.19)%
Lockheed Martin Corp.	(1,700)	(450,925)
PACCAR, Inc.	(3,100)	(192,665)
Union Pacific Corp.	(2,500)	(253,325)

		(896,915)

Information Technology – (0.46)%
Apple, Inc.	(1,700)	(187,884)

TOTAL COMMON STOCKS — SHORT — DOMESTIC (Proceeds Received $8,300,105)		(9,081,804)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short – continued

November 30, 2016 (Unaudited)

Common Stocks — Short — International – (13.55)%	Shares	Fair Value
Financials – (13.55)%
Canadian Imperial Bank of Commerce	(5,300)	$(416,951)
Canadian Western Bank	(10,600)	(229,880)
Chubb Ltd.	(5,758)	(737,024)
Comdirect Bank AG	(2,800)	(28,464)
Commonwealth Bank of Australia	(15,000)	(871,661)
Everest Re Group Ltd.	(3,200)	(673,760)
HSBC Holdings PLC ADR	(5,500)	(217,470)
UBS Group AG	(23,400)	(370,890)
Westpac Banking Corp.	(18,969)	(438,258)
Willis Towers Watson PLC	(6,406)	(796,714)
XL Group Ltd.	(21,600)	(780,408)
TOTAL COMMON STOCKS — SHORT — INTERNATIONAL (Proceeds Received $5,327,755)		(5,561,480)

TOTAL SECURITIES SOLD SHORT – (35.68)% (Proceeds Received $13,627,860)		$(14,643,284)

*	Non-dividend expense producing security.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

LS Opportunity Fund

Schedule of Written Options

November 30, 2016 (Unaudited)

Written Options – (0.02)%	Contracts	Fair Value
Hain Celestial Group, Inc./The, Call @ $50, Expiring May 2017	(88)	$(7,920)

TOTAL WRITTEN OPTIONS (Premiums Received $14,384)		$(7,920)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Assets and Liabilities

November 30, 2016 (Unaudited)

Assets
Investments in securities at fair value (cost $36,952,702)	$40,652,802
Cash(a)	14,838,758
Receivable for fund shares sold	395,417
Dividends receivable	55,816
Tax reclaims receivable	1,025
Prepaid expenses	14,484

Total Assets	55,958,302

Liabilities
Investment securities sold short, at fair value (proceeds $13,627,860)	14,643,284
Written options, at fair value (premiums received $14,384)	7,920
Payable for fund shares redeemed	142,333
Dividend expense payable on short positions	49,230
Payable to Adviser	45,778
Payable to administrator, fund accountant, and transfer agent	9,504
Other accrued expenses	22,642

Total Liabilities	14,920,691

Net Assets	$41,037,611

Net Assets consist of:
Paid-in capital	$39,124,858
Accumulated undistributed net investment income/(loss)	(215,158)
Accumulated undistributed net realized gain/(loss) from investments	(563,566)
Net unrealized appreciation/(depreciation) on:
Investment securities and securities sold short	2,684,676
Written option contracts	6,464
Foreign currency	337

Net Assets	$41,037,611

Shares outstanding (unlimited number of shares authorized, no par value)	3,218,755

Net asset value, offering and redemption price per share	$12.75

(a)	See Note 2 in the Notes to Financial Statements regarding restricted cash.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Operations

For the six months ended November 30, 2016

(Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $908)	$366,219

Total investment income	366,219

Expenses
Investment Adviser	283,170
Dividend expense on securities sold short	141,555
Administration	17,753
Fund accounting	17,583
Transfer agent	18,470
Legal	9,884
Audit	8,523
Short sale & interest expense	5,200
Trustee	2,675
Compliance services	1,504
Miscellaneous	57,170

Total expenses	563,487
Fees waived by Adviser	(99,505)

Net operating expenses	463,982

Net investment income/(loss)	(97,763)

Net Realized and Change in Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investment securities	129,837
Securities sold short	(219,707)
Foreign currency	(264)
Change in unrealized appreciation/(depreciation) on:
Investment securities	2,740,061
Securities sold short	(877,115)
Written option contracts	6,464
Foreign currency	317

Net realized and change in unrealized gain/(loss) on investment securities, securities sold short, written options, and foreign currency	1,779,593

Net increase (decrease) in net assets resulting from operations	$1,681,830

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2016	For the Year Ended May 31, 2016
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income/(loss)	$(97,763)	$(425,275)
Net realized gain/(loss) on investment transactions	(90,134)	(271,513)
Net change in unrealized appreciation/(depreciation) of investments	1,869,727	1,169,896

Net increase (decrease) in net assets resulting from operations	1,681,830	473,108

Distributions
From net realized gains	—	(4,087,143)

Total distributions	—	(4,087,143)

Capital Transactions
Proceeds from shares sold	21,067,970	3,781,205
Reinvestment of distributions	—	4,014,686
Amount paid for shares redeemed	(6,871,065)	(75,311,472)
Proceeds from redemption fees(a)	10,400	9,374

Net increase (decrease) in net assets resulting from capital transactions	14,207,305	(67,506,207)

Total Increase (Decrease) in Net Assets	15,889,135	(71,120,242)

Net Assets
Beginning of period	25,148,476	96,268,718

End of period	$41,037,611	$25,148,476

Accumulated undistributed net investment Income/(loss) included in net assets at end of period	$(215,158)	$(117,395)

Share Transactions
Shares sold	1,718,548	320,085
Shares issued in reinvestment of distributions	—	338,581
Shares redeemed	(558,227)	(6,270,268)

Net increase (decrease) in share transactions	1,160,321	(5,611,602)

(a)	Prior to September 28, 2016, a redemption fee of 2% was charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2016		For the Fiscal Year Ended May 31, 2016	For the Fiscal Year Ended May 31, 2015	For the Fiscal Year Ended May 31, 2014		For the Fiscal Year Ended May 31, 2013		For the Fiscal Year Ended May 31, 2012
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$12.22		$12.55	$12.72	$12.04		$10.29		$11.45

Income from investment operations:
Net investment income/(loss)	(0.04	)(a)	(0.21)	(0.42)	(0.26	)(a)	(0.24	)(a)	(0.23	)(a)
Net realized and unrealized gain/(loss) on investments	0.57		0.66	0.49	1.44		1.99		(0.91)

Total from investment operations	0.53		0.45	0.07	1.18		1.75		(1.14)

Less Distributions to Shareholders:
From net realized gains	—		(0.78)	(0.24)	(0.50)		—		(0.02)

Redemption fees	—	(b)	— (b)	—	—	(b)	—	(b)	—	(b)

Net asset value, end of period	$12.75		$12.22	$12.55	$12.72		$12.04		$10.29

Total Return(c)(d)	4.34	%(e)	3.80%	0.50%	9.72%		17.01%		(9.92)%
Ratios and Supplemental Data:
Net assets, end of period (000)	$41,038		$25,148	$96,269	$149,857		$37,750		$48,864
Ratio of expenses to average net assets(f)	2.85	%(g)	2.93%	2.51%	2.49%		3.12	%(h)	3.16%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment by Adviser(f)	3.46	%(g)	3.92%	2.60%	2.71%		3.12%		3.06%
Ratio of net investment income/(loss) to average net assets	(0.60	)%(g)	(1.11)%	(1.72)%	(2.04)%		(2.22)%		(2.19)%
Portfolio turnover rate	43.82	%(e)	89.54%	551.53%	312.34%		310.57%		444.62%

(a)	Per share net investment income/(loss) has been calculated using the average shares method.
(b)	Amount represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Excludes redemption fee.
(e)	Not Annualized.
(f)

Includes dividend and interest expense of 0.90% for the six months ended November 30, 2016 and 0.98%, 0.56%, 0.54%, 0.77%, and 0.66% for the fiscal years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(g)	Annualized.
(h)

Effective February 4, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 2.50% (See Note 4. Fees and Other Transactions with Affiliates and Other Service Providers).

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Notes to the Financial Statements

November 30, 2016

(Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties,

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended November 30, 2016, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Fund’s daily NAV calculation.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash held at the broker as collateral for securities sold short was $14,838,758 as of November 30, 2016.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

Forward Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Derivative Transactions – The following table identifies the effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2016.

Derivatives	Location of Gain/(Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Expired	Contracts Closed	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain/(loss) on investment securities	160	—	179	$6,143	$(11,685)
Equity Risk:
Put Options Purchased	Net realized and unrealized gain/(loss) on investment securities	661	516	67	(49,355)	(20,530)

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under change in unrealized appreciation/(depreciation) on written option contracts, respectively.

At November 30, 2016 :

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Equity Risk:
Written Call Options	Written options, at fair value	$(7,920)
Equity Risk:
Written Call Options	Net unrealized appreciation/(depreciation) on written option contracts	$6,464

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

For the six months ended November 30, 2016:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Written Call Options	Net change in unrealized appreciation/(depreciation) on written option contracts	$6,464

Transactions in written options by the Fund during the six months ended November 30, 2016, were as follows:

	Number of Contracts	Premiums Received
Outstanding at May 31, 2016	—	$—
Options written	88	14,384
Options exercised	—	—
Options closed	—	—

Outstanding at November 30, 2016	88	$14,384

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions

LS Opportunity Fund

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November 30, 2016

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing agent of the funds. These securities are categorized as Level 1 securities.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Call and put options in which the Fund invests in are generally traded on an exchange and are generally valued at the last trade price as provided by a pricing agent. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid price, in which case, they will generally be categorized as Level 2 securities.

Derivative instruments in which the Fund invests in, such as forward currency exchange contracts, are valued by a pricing agent at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair-value pricing may also be used in instances when the bonds in which the Fund invests may default or otherwise cease to have market quotations readily available.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$40,018,402	$—	$—	$40,018,402
Options Purchased	44,371	72	—	44,443
Money Market Securities	589,957	—	—	589,957
Total	$40,652,730	$72	$—	$40,652,802
*	Please refer to Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks*	$(14,643,284)	$—	$—	$(14,643,284)
Written Options	(7,920)	—	—	(7,920)
Total	$(14,651,204)	$—	$—	$(14,651,204)
*	Please refer to Schedule of Securities Sold Short for industry classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of November 30, 2016 based on input levels assigned at May 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average net assets. For the six months ended November 30, 2016, the Adviser earned a fee of $283,170 from the Fund before the waivers described below.

The Adviser has contractually agreed to waive its management fee and reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets. The contractual agreement is effective through September 30, 2017. For the six months ended November 30, 2016, the Adviser waived fees of $99,505. At November 30, 2016, the Adviser was owed $45,778 from the Fund for advisory services.

The fee waiver or expense reimbursement by the Adviser with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular fee waiver or expense reimbursement incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the waiver or reimbursement.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions at November 30, 2016 was:

Amount	Recoverable through May 31,
$ 159,710	2017
148,331	2018
380,899	2019
99,505	2020

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2016, Ultimus earned fees of $17,753 for administration services, $17,583 for fund accounting services and $18,470 for transfer agent services. At October 31, 2016, the Fund owed Ultimus $9,504 for such services.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

The officers and one trustee of the Trust are members of management and/or employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Certain officers of the Trust are officers of the Distributor and each such person may be deemed to be an affiliate of the Distributor. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2016.

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended November 30, 2016, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	25,604,882
Sales
U.S. Government Obligations	$—
Other	17,717,512

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2016, National Financial Services, LLC (“NFS”) owned, as record shareholder, 58% of the outstanding shares of the Fund. It is not known whether NFS or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2016, the appreciation/(depreciation) of investments, net of proceeds for investment securities sold short, for tax purposes was as follows:

Amount
Gross Unrealized Appreciation	$4,241,266
Gross Unrealized Depreciation	(1,831,295)

Net Unrealized Appreciation/(Depreciation)	$2,409,971

At November 30, 2016, the aggregate cost of securities, net of proceeds for investment securities sold short, for federal income tax purposes, was $23,599,547.

The tax characterization of distributions for the fiscal year ended May 31, 2016 was as follows:

2016
Distributions paid from:
Ordinary Income	$2,624,587
Long-Term Capital Gains	1,462,556

$4,087,143

At May 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$24,417
Accumulated Capital and Other Losses	(340,539)
Unrealized Appreciation/(Depreciation)	547,045

$230,923

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2016

(Unaudited)

NOTE 8. FEDERAL TAX INFORMATION – continued

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2016, the Fund deferred post October capital losses in the amount of $221,670 and $108,640 in Qualified Late Year Ordinary Losses.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment of the financial statements or additional disclosure.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period(a)
Actual	$1,000.00	$1,043.40	$14.61
Hypothetical(b)	$1,000.00	$1,010.77	$14.38

(a)	Expenses are equal to the Fund’s annualized expense ratio of 2.85%, multiplied by the average account value over the period, multiplied by 183/365.
(b)	Assumes a 5% return before expenses.

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 7-8, 2016, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Valued Advisers Trust (the “Trust”) and Long Short Advisors, LLC (“LSA”) with respect to the LS Opportunity Fund (the “Fund”). LSA provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between LSA and the Trust for the Fund. They reflected upon the Board’s prior experience with LSA in managing the Fund, as well as their recent discussions with LSA. The Board noted that in response to its requests during the March 2016 meeting, LSA revised its responses to meet the expectations of the Trustees.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by LSA and the Trust’s other service providers for the Board’s review and consideration throughout the renewal period, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Fund by LSA; (ii) quarterly assessments of the investment performance of the Fund; (iii) commentary on the reasons for the performance; (iv) presentations by LSA addressing its investment philosophy, investment strategy, personnel, and operations of LSA and Prospector Partners, LLC, the Fund’s sub-adviser (“Prospector”); (v) compliance and audit reports concerning the Fund, LSA, and Prospector; (vi) disclosure information contained in the registration statement of the Trust for the Fund and LSA’s Form ADV; (vii) information relating to the manner in which LSA oversees Prospector; and (viii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. The Board also requested and received materials including, without limitation: (i) documents containing information about LSA, its financial information, its personnel, and the services provided to the Fund; (ii) investment advice, performance, compliance, legal matters, (iii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iv) benefits to be realized by LSA from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by LSA. In this regard, the Board considered LSA’s responsibilities under the Agreement. The Trustees considered the services being provided by LSA to the Fund including its process for overseeing the sub-adviser’s portfolio management of the Fund, assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among its service providers, and LSA’s efforts to promote the Fund and grow its assets. The Trustees reviewed the steps LSA takes to oversee the sub-adviser, as described in the materials provided by LSA. The Trustees considered the relationship of LSA’s affiliate and its utilization of the infrastructure and other resources of its affiliate. The Trustees considered LSA’s continuity of, and commitment: to retain qualified personnel, maintain and enhance its resources and systems, and overseeing the management of the Fund’s portfolio and investment objectives. The Trustees considered LSA’s personnel, including their education and experience. The Trustees spent considerable time reflecting on the efforts of the personnel of LSA to improve the quality of information provided to the Board. After considering the foregoing information and further information in the meeting materials provided by LSA, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by LSA were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and LSA. In this regard, the Trustees noted that LSA did not manage any accounts directly and that it had delegated the portfolio management responsibilities of the Fund to a sub-adviser. Accordingly, the Trustees concluded that their consideration of this factor for LSA was less relevant than other factors in their determination of LSA’s performance of its duties. The Trustees considered the consistency of LSA’s management oversight of the Fund’s sub-adviser with the Fund’s investment objective, strategies, and limitations. The Trustees also compared the performance of the Fund with the performance of its benchmark index and comparable funds managed by other investment advisers. The Trustees noted that the Fund’s performance was better than the average and median of comparable funds in its Morningstar category (Long Short, Under $50, True No-Load) for the one, three and five-year periods. The Trustees also observed that as of the quarter ended March 31, 2016, the Fund had underperformed its benchmark (the S&P 500) for the one, three, and five-year periods, but had outperformed the HFRX Index for the same period. After further reviewing and discussing these other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance, and LSA’s oversight of the sub-adviser to the Fund, was satisfactory.

3.

The costs of the services to be provided and profits to be realized by LSA from its relationship with the Fund. In this regard, the Trustees considered: (1) LSA’s financial condition; (2) asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by LSA regarding its profits associated with managing the Fund. The Trustees also considered the relationship of LSA’s affiliate, which is also a registered investment adviser, and the utilization by LSA of the infrastructure and other resources of that affiliate. The Trustees also considered potential benefits for LSA in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that both the Fund’s management fee and net expense ratio were higher than the average and median of its comparable Morningstar category and peer group. In this regard, the Trustees reflected upon their discussion with representatives of LSA earlier in the meeting, and commented on LSA’s assertion that the firm provided a premium product in comparison to other products in the marketplace. The Board concluded that the fees to be paid to LSA by the Fund and the profits to be realized by LSA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

4.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with LSA. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the Fund’s arrangements with other service providers to the Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of LSA at the inception of the Fund to ensure that a cost structure was in place that was beneficial for the Fund as it grew. In light of its ongoing consideration of the Fund’s asset and fees levels and expectations for growth, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

5.

Possible conflicts of interest and benefits to LSA. In considering LSA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the operations of LSA’s investment advisory affiliate; and the substance and administration of LSA’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to LSA’s potential conflicts of interest. The Trustees noted other potential benefits (in addition to the management fee) to LSA, such as the ability to offer the Fund as an investment option for the smaller clients of LSA’s affiliate. Based on the foregoing, the Board determined that LSA’s standards and practices relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by LSA in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Agreement between the Trust and LSA.

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

PROXY VOTING

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling the Fund at (877) 336-6763. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira P. Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISOR

Long Short Advisors, LLC

1818 Market Street, 33rd Floor, Suite 3323

Philadelphia, PA 19103

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.    NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not Applicable – filed with annual report

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By	/s/ R. Jeffrey Young R. Jeffrey Young, President and Principal Executive Officer

Date	1/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Young R. Jeffrey Young, President and Principal Executive Officer

Date	1/27/2017

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	1/27/2017